UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Helbiz, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HELBIZ, INC.

32 Old Slip

New York, NY 10005

(917) 535-2610

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
OF HELBIZ, INC.

To the Stockholders of Helbiz, Inc.:

You are invited to attend the special meeting of the stockholders of Helbiz, Inc., a Delaware corporation (the “Company”), to be held on February 20, 2023 (the “Special Meeting”). Holders of our common stock, par value $0.00001 (the “Common Stock”), will be asked to approve the following items (each of which is a “Proposal”):

1.	the authorization of our Board to amend our Certificate of Incorporation (the “Amendment”) to:

• effect a reverse stock split of our Class A common stock, par value $0.00001 per share (“Class A common stock”), by a ratio of no less than 1-for-2 and no more than 1-for-50, with the exact ratio to be determined by the Board in its sole discretion (the “Class A Stock Split”);

• effect a reverse stock split of our Class B common stock, par value $0.00001 per share (“Class B common stock”), by a ratio of no less than 1-for-2 and no more than 1-for-50, with the exact ratio to be determined by the Board in its sole discretion (the “Class B Stock Split”), provided that the Board may elect not to enact the Class B Stock Split or may elect to use a ratio for the Class B Stock Split that differs from the ratio for the Class A Stock Split, but in each instance only if the decision not to conduct the Class B Stock Split or to use a different ratio from the Class A Stock Split is (i) approved by the independent directors and (ii) deemed (together with the Mandatory Conversion Date Amendment) to be fair pursuant to a fairness opinion from an independent firm accustomed to issuing such fairness opinions;

• exclude the Class A Stock Split and the Stock B Stock Split from Article Fifth, Section 2(d) of the Certificate of Amendment (the “Exclusion from Parallel Adjustment”); and

• amend the Mandatory Conversion Date (as defined in Article Fifth, Section 2(f)(iv)(c) of the Certificate of Incorporation) to a time that is immediately after the Class A Stock Split and, if applicable, the Class B Stock Split (the "Mandatory Conversion Date Amendment”);

2.	the authorization of the Amendment as required by and in accordance with Nasdaq Rule 5635(c) and 5635(d) (the “Nasdaq Requirements”);
3.	the authorization of the conversion of the Series A Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), into shares of our Class A common stock, with each share of Series A Preferred Stock converting into up to one share of Class A Common Stock (as may be adjusted by the Class A Stock Split) (the “Series A Conversion”);

4.	the conversion of up to $5,000,000 of current liabilities into shares of Class A common stock so that the aggregate issuance of Class A common stock upon such conversions, together with any Class A common stock issued in connection with any related transactions that may be considered part of the same transactions pursuant to which such securities were issued, may be without limit and may exceed the threshold and pricing for which shareholder approval is required under Nasdaq Rule 5635(d), provided that no conversion may be at a conversion price of less than the greater of (i) $0.08 per share (as adjusted for the Class A Stock Split) or (ii) 30% of the applicable Minimum Price (as defined in Nasdaq Rule 5635) (the “Current Liabilities Conversions”); and

5.	the authorization of our 2023 Omnibus Incentive Plan (the “2023 Plan”).

Our Board of Directors selected February 7, 2023 as the record date for determining stockholders entitled to vote at the Special Meeting. Our authorized share capital consists of 300,000,000 shares of Common Stock and 100,000,000 shares of preferred stock with a par value of $0.00001 per share, none of which are issued or outstanding. As of February 7, 2023, we had 259,807,410 shares of Common Stock outstanding, of which 245,581,512 were shares of Class A common stock and 14,225,898 were shares of Class B common stock. A list of stockholders on that date will be available for inspection at our corporate headquarters, 32 Old Slip, New York, NY 10005, during normal business hours for the ten-day period prior to the Special Meeting. Only holders of our Common Stock as of the close of business on February 7, 2023 are entitled to vote at the Special Meeting or any adjournment thereof.

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In light of the continuing developments related to the COVID-19 pandemic, we have determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit questions during the Special Meeting by visiting https://www.cstproxy.com/helbiz/2023 and using a control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent, where you will be able to listen to the meeting live and vote during the meeting. Additionally, you have the option to listen to the Special Meeting by dialing 1 800-450-7155  (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The Conference ID for telephone access is 2360195#, but please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the Special Meeting by means of remote communication. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement.

Approval of each of the Proposals will require the affirmative vote of a majority of the issued and outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting or any adjournment thereof. Abstentions will have the effect of a vote “AGAINST” each of the Proposals. Broker non-votes will have no effect on the vote for the Proposals.

The presence in person or by proxy of one-third of our outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (which would include voting at the virtual Special Meeting) will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Votes of stockholders of record who participate in the Special Meeting or by proxy will be counted as present for purposes of determining whether a quorum exists, and whether or not such holder abstains from voting on all of the Proposals. If you are a beneficial owner of shares of our Common Stock and you do not instruct your bank, broker, or other nominees how to vote your shares on any of the proposals, your shares will not be counted as present at the Special Meeting for purposes of determining whether a quorum exists.

We are bearing the costs associated with this proxy statement and the Special Meeting.

Our Board unanimously recommends that you vote “FOR” each of the Proposals.

Holders of our Common Stock will not be entitled to appraisal rights under Delaware law in connection with any Proposal.

HOW TO OBTAIN ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about us that is not included or delivered herewith. If you would like to receive additional information or if you want additional copies of this document, agreements contained in the appendices or any other documents filed by us with the U.S. Securities and Exchange Commission, such information is available without charge upon written or oral request. Please contact the following:

Helbiz, Inc.

32 Old Slip

New York, NY 10005

Attn: Chief Executive Officer
Telephone: (917) 535-2610

If you would like to request documents, please do so no later than five business days before the Special Meeting in order to receive them before our Special Meeting. Please be sure to include your complete name and address in your request. Please see “Where You Can Find Additional Information” to find out where you can find more information about us. We have not authorized anyone to give any information or to make any representations other than those contained in this proxy statement. Do not rely upon any information or representations made outside of this proxy statement. The information contained in this proxy statement may change after the date of this proxy statement. Do not assume after the date of this proxy statement that the information contained in this proxy statement is still correct.

USE OF CERTAIN TERMS

Unless otherwise stated in this proxy statement or the context otherwise requires:

•	Unless noted otherwise, references to “Helbiz,” “we,” “us” or “our Company” refer to Helbiz, Inc., a Delaware corporation, and, as appropriate, its subsidiaries; and
•	References to “U.S. Dollars” and “$” refer to the legal currency of the United States.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q:	What is the purpose of this document?
A:	We are seeking your approval of the matters set out in the Proposals to regain compliance with the Nasdaq Minimum Bid Price Requirement (as defined herein), the Nasdaq Market Value Requirement (as defined herein), and to create a new equity incentive plan pursuant to which we may further motivate current employees and entice new hires.

Q:	What is being voted on?

A:	Below are the proposals on which holders of our Common Stock are being asked to vote on:

1.	the approval of the Amendment authorizing of our Board to amend our Certificate of Incorporation to:

• effect the Class A Stock Split with a ratio of no less than 1-for-2 and no more than 1-for-50, with the exact ratio to be determined by the Board in its sole discretion;

• obtain authorization in connection with the Nasdaq Requirements;

• effect the Class Stock Split with a ratio of no less than 1-for-2 and no more than 1-for-50, with the exact ratio to be determined by the Board in its sole discretion, provided that the Board may elect not enact the Class B Stock Split or may elect to use a ratio for the Class B Stock Split that differs from the ratio for the Class A Stock Split, but in each instance only if the decision not to conduct the Class B Stock Split or to use a different ratio from the Class A Stock Split is (i) approved by the independent directors and (ii) deemed (together with the Mandatory Conversion Date Amendment) to be fair pursuant to a fairness opinion from an independent firm accustomed to issuing such fairness opinions;

• effect that the Exclusion from Parallel Adjustment so that the Class A Stock Split and the Stock B Stock Split are excluded from Article Fifth, Section 2(d) of the Certificate of Amendment and

• effect the Mandatory Conversion Date so immediately after the Class A Stock Split and, if applicable, the Class B Stock Split (the "Mandatory Conversion Date Amendment”), the Class B common stock will convert into Class A common stock;

2.	the authorization of the Amendment as required by and in accordance with Nasdaq Rule 5635(c) and 5635(d) (the “Nasdaq Requirements”);

3.	the approval of the Series A Conversion so that the Preferred Stock converts into shares of our Class A common stock;

4.	the approval of the Current Liabilities Conversion so that up to $5,000,000 of current liabilities may convert into shares of Class A common stock; and

5.	the approval of our 2023 Plan.
Q:	Are the proposals conditioned on one another?
A:	No. Any one of the Proposals may be approved even if any or all of the others are not approved.
Q:	Following the Amendment, what percentage of the Common Stock will the current holder of Class A Common Stock and Class B Common Stock hold as a percentage of all Common Stock?
A:	As of February 7, 2023, the holders of Class A Common Stock held approximately 94.5% of all of our Common Stock, accounting for approximately 63.3% of the voting power of the Common Stock, and the holders of Class B Common Stock held approximately 5.5% of all of our Common Stock, accounting for approximately 36.7% of the voting power of the Common Stock. After the Class A Stock Split and the Class B Stock Split (if any), these percentages will differ depending upon the ratios used for each stock split. Set out below are percentage ownerships using different ratios and (i) assuming no further issuances of Common Stock after February 7, 2023, and (ii) excluding any shares that may be issued as a result of the Series A Conversion:
a)	if the Class A Stock Split uses a 50-for-1 ratio,

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•	the current holders of Class A Common Stock will own 94.5% of the Common Stock, representing 94.5% of the voting power, if the Class B Stock Split is at a 50-for-1 ratio;

•	the current holders of Class A Common Stock will own 89.6% of the Common Stock, representing 89.6% of the voting power, if the Class B Stock Split is at a 25-for-1 ratio; and

•	the current holders of Class A Common Stock will own 25.7% of the Common Stock, representing 25.7% of the voting power, if there is no Class B Stock Split;

b)	if the Class A Stock Split uses a 25-for-1 ratio,

•	the current holders of Class A Common Stock will own 97.2% of the Common Stock, representing 97.2% of the voting power, if the Class B Stock Split is at a 50-for-1 ratio;

•	the current holders of Class A Common Stock will own 94.5% of the Common Stock, representing 94.5% of the voting power, if the Class B Stock Split is at a 25-for-1 ratio; and

•	the current holders of Class A Common Stock will own 40.8% of the Common Stock, representing 40.8% of the voting power, if there is no Class B Stock Split;

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c)	if the Class A Stock Split uses a 2-for-1 ratio,

•	the current holders of Class A Common Stock will own 99.8% of the Common Stock, representing 99.8% of the voting power, if the Class B Stock Split is at a 50-for-1 ratio;

•	the current holders of Class A Common Stock will own 99.5% of the Common Stock, representing 99.5% of the voting power, if the Class B Stock Split is at a 25-for-1 ratio; and

•	the current holders of Class A Common Stock will own 89.6% of the Common Stock, representing 89.6% of the voting power, if there is no Class B Stock Split.

Q:	Following the Amendment, what percentage of the Common Stock will the management hold as a percentage of all Common Stock?

A:	As of February 7, 2023, our management, which includes all of our directors and executive officers (which includes our only shareholder that beneficially owns more than 5% of our Common Stock), beneficially owns approximately 10.6% of our Common Stock, accounting for approximately 44.0% of the voting power of the Common Stock. After the Class A Stock Split and the Class B Stock Split (if any), these percentages will differ depending upon the ratios used for each stock split. Set out below are percentage ownerships using different ratios and (i) assuming no further issuances of Common Stock after February 7, 2023, and (ii) excluding any shares that may be issued as a result of the Series A Conversion:

a)	if the Class A Stock Split uses a 50-for-1 ratio,

•	our management will beneficially own 10.9% of the Common Stock, representing 10.9% of the voting power, if the Class B Stock Split is at a 50-for-1 ratio;

•	our management will beneficially own 14.8% of the Common Stock, representing 14.8% of the voting power if the Class B Stock Split is at a 25-for-1 ratio; and

•	our management will beneficially own 75.8% of the Common Stock, representing 75.8% of the voting power if there is no Class B Stock Split;

b)	if the Class A Stock Split uses a 25-for-1 ratio,

•	our management will beneficially own 3.5% of the Common Stock, representing 3.5% of the voting power if the Class B Stock Split is at a 50-for-1 ratio;

•	our management will beneficially own 10.9% of the Common Stock, representing 10.9% of the voting power if the Class B Stock Split is at a 25-for-1 ratio; and

•	our management will beneficially own 61.5% of the Common Stock, representing 61.5% of the voting power if there is no Class B Stock Split;

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c)	if the Class A Stock Split uses a 2-for-1 ratio,
•	our management will beneficially own 5.9% of the Common Stock, representing 5.9% of the voting power if the Class B Stock Split is at a 50-for-1 ratio;

•	our management will beneficially own 6.2% of the Common Stock, representing 6.2% of the voting power if the Class B Stock Split is at a 25-for-1 ratio; and

•	our management will beneficially own 15.5% of the Common Stock, representing 15.5% of the voting power if there is no Class B Stock Split.
Q:	Do any of our directors or officers have interests that may conflict with my interests with respect to the Proposals?
A:	Our Chair and Chief Executive Officer, Salvatore Palella, may have an interest in the Proposals that differ from your interests as a holder of Class A Common Stock. Mr. Palella is the sole holder of the Class B common stock. Although all the Class A common stock will be treated the same in the Class A Stock Split and all the Class B common stock will be treated the same in the Class B Stock Split, if the ratio in the Class A Stock Split is different from the Class the ratio in the Class B Stock Split, his interest in the Amendment may differ from the interest of the holders of shares of Class A common stock as his ownership percentage ownership of Common Stock could increase after the Class A Stock Split and the Class B Stock Split, if any. The Proposal from the Amendment requires that if the Board elects not to enact the Class B Stock Split or elects to use a ratio for the Class B Stock Split that differs from the ratio for the Class A Stock Split, that such decision has been (i) approved by the independent directors and (ii) deemed (together with the Mandatory Conversion Date Amendment) to be fair pursuant to a fairness opinion from an independent firm accustomed to issuing such fairness opinions.

Q:	When and where is the Special Meeting?
A:	The Special Meeting will be held virtually on Monday, February 20, 2023, at 11:00 a.m., Eastern time at https://www.cstproxy.com/helbiz/2023.

In light of ongoing developments related to COVID-19, and the related protocols that governments have implemented, the Board determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. The Board believes that this is the right choice for the Company and its stockholders at this time, as it permits stockholders to attend and participate in the Special Meeting while safeguarding the health and safety of the Company’s stockholders, directors and management team. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/helbiz/2023. To participate in the virtual meeting, you will need a 12-digit control number assigned by Continental Stock Transfer & Trust Company, the Company’s Transfer Agent. Additionally, you have the option to listen to the Special Meeting by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The Conference ID for telephone access is 2360195#, but please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the Special Meeting by means of remote communication. The meeting webcast will begin promptly at 11:00 a.m., Eastern time. We encourage you to access the meeting prior to the start time, and you should allow ample time for the check-in procedures. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

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Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting. After contacting Continental Stock Transfer & Trust Company, the beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the Special Meeting. Beneficial stockholders should contact Continental Stock Transfer & Trust Company at least five (5) business days prior to the meeting date in order to ensure access.

Q:	Who may vote at the Special Meeting?
A:	Only holders of record of shares of our Common Stock as of the close of business on February 7, 2023, the Record Date, may vote at the Special Meeting. As of the Record Date, there were 260,807,410 shares of Common Stock issued and outstanding and entitled to vote. Our Chief Executive Officer and the Chairman of our Board owns shares of Common Stock equal to approximately 39.6% of the voting power of our Common Stock as of the Record Date and has agreed to vote in favor of the Proposals.
Q:	What is the quorum requirement for the Special Meeting?
A:	Stockholders representing one-third of the voting power of our shares Common Stock issued and outstanding as of the Record Date and entitled to vote at the Special Meeting must be present in person or represented by proxy in order to hold the Special Meeting and conduct business. This is called a quorum. Shares of our Common Stock will be counted for purposes of determining whether there is a quorum if the stockholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card. In the absence of a quorum, stockholders representing a majority of the votes present in person or represented by proxy at such meeting, may adjourn the meeting until a quorum is present. If you are a beneficial owner of shares of our Common Stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will not be counted as present for purposes of determining whether a quorum exists.
Q:	What vote is required to approve the Proposals?
A:	Each of the Proposals requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person (through the virtual meeting platform) or represented by proxy and entitled to vote at the Special Meeting, or any adjournment thereof. Abstentions will have the effect of a vote “AGAINST” each of these proposals. Broker non-votes will have no effect on the vote for these proposals.
Q:	How can I vote?
A:	If you were a holder of record of shares of our Common Stock on the Record Date for the Special Meeting, you may vote with respect to the applicable Proposals in person at the Special Meeting via the live webcast, or by submitting a proxy by mail so that it is received prior to 11:00 a.m. on February 20, 2023. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your bank, broker or other nominee in advance of the Special Meeting to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide your bank, broker or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a proxy from your bank, broker or other nominee.

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Q:	If my shares are held in “street name” by my bank, broker or other nominee, will they automatically vote my shares for me?
A:	No. Under the rules of various national securities exchanges, your bank, broker or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your bank, broker or other nominee. We believe the Proposals are non-discretionary and, therefore, your bank, broker or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or other nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Proposals You should instruct your broker to vote your shares in accordance with directions you provide.

If your shares are held in “street name” through a broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. Many banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Q:	What if I abstain from voting or fail to instruct my bank, broker or other nominee on how to vote my shares?
A:	We will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for the purposes of determining whether a quorum is present at the Special Meeting. For purposes of approval, an abstention on any of the Proposals will have the same effect as a vote “AGAINST” such Proposal.

If you are a “street name” holder and you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.” Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. A broker non-vote will have no effect on the Proposals.

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Q:	What will happen if I return my proxy card without indicating how to vote?
A:	If you sign and return your proxy card without indicating how to vote on any particular Proposal, the shares of Common Stock represented by your proxy will be voted in favor of each Proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.
Q:	Can I change my vote after I have mailed my proxy card?
A:	Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the Special Meeting in person and casting your vote by ballot or by submitting a written revocation stating that you would like to revoke your proxy that we receive prior to the Special Meeting. If you hold your shares through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Continental Stock Transfer & Trust Company
1 State Street,
New York, New York 10004
Attn.: Proxy Department
Telephone: (212) 509-4000

or

Helbiz, Inc.

32 Old Slip

New York, NY 10005

(917) 535-2610

Q:	May I seek statutory appraisal rights or dissenter rights with respect to my shares?
A:	No. Appraisal rights are not available to holders of shares of our Common Stock in connection with any of the Proposals.
Q:	How does the Board of Directors recommend that I vote?
A:	Our Board of Directors recommends that its stockholders vote or give instruction to vote:

•“FOR” Proposal No. 1, the Amendment Proposal;

•“FOR” Proposal No. 2, the Nasdaq Requirements Proposal;

•“FOR” Proposal No. 3, the Series A Conversion Proposal;

•“FOR” Proposal No. 4, the Current Liabilities Conversions Proposal; and

•“FOR” Proposal No. 5, the 2023 Plan Proposal.

Q:	How many votes do I and others have?
A:	You are entitled to one vote for each share of Class A common stock and ten votes for each share of Class B common stock that you held as of the Record Date. As of the close of business on the Record Date, there were issued and outstanding shares of our Common Stock representing votes.

OVERVIEW

Proposal No. 1 Authorization of the Amendment

The Board of Directors is asking stockholders to approve the Amendment which will include the Class A Stock Split, the Class B Stock Split, the Exclusion from Parallel Adjustment and the Mandatory Conversion Date Amendment. The form of the Amendment to be filed with the Secretary of State of the State of Delaware is set forth as Exhibit A to this information statement (the “Certificate of Amendment”). Although such filing is within the control of our management, we expect such filing to be made approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders. The Amendment will become effective, at such future date as determined by the Board, upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”), but in no event earlier than February 20, 2023 or later than the 90th after such date. Moreover, even if the Amendment is approved by the requisite number of stockholders, the Board reserves the right, in its discretion, to abandon the Amendment prior to the proposed effective date if it determines that abandoning the Amendment is in our best interests. No further action on the part of stockholders would be required to either effect or abandon the Amendment.

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The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the DGCL and as the Board deems necessary and advisable to effect the Amendment.

A brief description of each of the Class A Stock Split, the Class B Stock Split, the Class B, the Exclusion from Parallel Adjustment, and the Mandatory Conversion Date Amendment is set out below.

Class A Stock Split

Purpose of the Class A Stock Split

The Board seeks your approval for the Class A Stock Split as part of the Amendment with the intent of (i) increasing the per share trading price of our Class A Common Stock, which is publicly traded and listed on the Nasdaq Capital Market under the symbol, “HLBZ,” in order to regain compliance with the Minimum Bid Price Requirement (as defined below) of Listed Securities Rule for continued listing and (ii) to increase the number of authorized but unissued shares of Class A common stock to assist in capital raises. Accordingly, we believe that effecting the Class A Stock Split would be in our and our stockholders’ best interests.

On July 20, 2022, we received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) informing us that our Class A common stock was not in compliance with the minimum $1.00 bid price per share requirement of Nasdaq Listing Rule 5450(a)(1) and Nasdaq Listing Rule 5810(c)(3)(A) (the “Minimum Bid Price Requirement”).  Pursuant to the Nasdaq Listing Rule 5810(c)(3)(A), we were provided an initial compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Common Stock must be at least $1.00 per share for a minimum of 10 consecutive trading days prior to January 16, 2023, and the Company must otherwise satisfy the Nasdaq Capital Market’s requirements for listing. We are discussing obtaining an additional compliance period with Nasdaq. We believe that the Class A Stock Split is a key element of our strategy to regain compliance.

If our Class A common stock maintains a minimum price per share equal to or in excess of $1.00 for the time period set out by the Nasdaq Listing Rules (between 10 and 20 consecutive trading days), it will satisfy the Minimum Bid Price Requirement. The closing bid price of shares of our Common Stock on February 7, 2023, was $0.214 per share. Had the Class A Stock Split occurred as of February 7, 2023, our Class A common stock would have had a closing bid price of between $0.428 at a ratio of 2-for-1, $5.35 at a ratio of 25-for-1 and $10.70 at a ratio of 50-for-1.

Principal Effects of the Class A Stock Split

If the Company implements the Class A Stock Split, we will file the Certificate of Amendment with the Delaware Secretary of State, which will result in the number of shares of Class A common stock held by each stockholder being reduced to a number of shares of Class A common stock determined by dividing the number of shares held immediately before the Class A Stock Split by a number between two and fifty as determined by the Board, and then rounding up to the nearest whole share of Class A common stock. The Class A Stock Split would not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except (i) to the extent that interests in fractional shares would be rounded up to the nearest whole share and (ii) if the ratio of the Class A Stock Split differs from that of the Class B Stock Split (as described in greater detail below under “Corporate Matters”). Pursuant to the Delaware General Corporation Law (“DGCL”), the Class A Stock Split only impacts outstanding shares and not authorized shares unless the Certificate of Amendment by its terms also decreases the authorized shares, which the Certificate of Amendment does not.

Corporate Matters. The Class A Stock Split would have the following effects on the number of shares of Common Stock outstanding as of February 7, 2023:

•	in a 1-for-2 reverse stock split, every 2 shares of Class A Common Stock owned by a stockholder would be exchanged for one share; and the number of shares of our Class A Common Stock issued and outstanding will be reduced from 245,581,512 shares to approximately 122,790,756 shares
•	in a 1-for-25 reverse stock split, every 35 Class A Common Stock owned by a stockholder would be exchanged for one share; and the number of shares of our Class A Common Stock issued and outstanding will be reduced from 245,581,512 shares to approximately 9,823,261 shares
•	in a 1-for-50 reverse stock split, every 50 Class A Common Stock owned by a stockholder would be exchanged for one share; and the number of shares of our Class A Common Stock issued and outstanding will be reduced from 245,581,512 shares to approximately 4,911,631 shares.

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As of February 7, 2023, there were 245,581,512 outstanding shares of our Class A common stock representing 94.5% of all of our Common Stock, and 14,225,898 outstanding shares of our Class B common stock representing 5.5% of all of our Common Stock. The following table sets out what those percentages would have been on February 7, 2023 (with the percentage of outstanding Class A Common stock as of February 7, 2023 listed first) had the Class A Reverse Stock Split occurred on that day at a 1:2 ratio, a 1:25 ratio and a 1:50 ratio and if and the Class B Reverse Stock Split did not occur or had occurred on that day at a 1:25 ratio and a 1:50 ratio:

Class A
	1:2	1:25	1:50
Class B
no stock split	89.6%/10.4%	40.8%/59.2%	25.7%/74.3%
1:25	99.5%/0.5%	94.5%/5.5%	89.6%/10.4%
1:50	99.8%/0.2%	97.2%/2.8%	94.5%/5.5%

Effect on Market Price of our Common Stock. The immediate effect of the Class A Stock Split would be to reduce the number of shares of the outstanding Common Stock and to possibly increase the trading price of such Common Stock. However, the effect of any effected Class A Stock Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance but in many cases, does not. There can be no assurance that the trading price of the Common Stock after the Class A Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the Class A Stock Split or remain at an increased level for any period. The trading price of the Common Stock may change due to a variety of other factors, including those related to business and general market conditions.

Dilution. You may also experience future potential substantial dilution of your percentage of ownership of our equity as a result of this Class A Stock Split. While the Class A Stock Split itself does not result in dilution (except with respect to the round up of fractional shares as discussed below or if the ratio used for the Class B Stock Split differs from that used for the Class A Stock Split), it makes available to us a substantial number of shares for future transactions, the consummation of which could result in substantial dilution.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Class A Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio of the Class A Stock Split, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares rounded up to the nearest whole number and, accordingly, no money will be paid for a fractional share.

Options and Warrants. Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares because they hold options or warrants which upon exercise would result in a number of shares of Common Stock not evenly divisible by the exchange ratio of the Class A Stock Split, will receive a number of shares of Common Stock rounded up to the nearest whole number. The exercise price of any such securities would correspondingly increase as a result of the Class A Stock Split. Such changes would affect our warrants that are publicly traded on the Nasdaq Capital Market under the symbol “HLBZW”. As of February 7, 2023, we had 7,736,416 public warrants outstanding with an exercise price of $11.50 and a closing bid price of $0.061. Had the Class A Stock Split occurred as of February 7, 2023, our public warrants would have had a closing bid price of $0.122 at a ratio of 2-for-1 (with a $23.00 exercise price), $1.525 at a ratio of 25-for-1 (with a $287.50 exercise price) and $3.05 at a ratio of 50-for-1 (with a $575 exercise price).

Authorized Shares. We are currently authorized to issue 285,774,102 shares of Class A Common Stock, and as of February 7, 2023, 245,581,512 shares were outstanding, which means 14.1% of our authorized Class A Common Stock remains authorized but unissued. The Class A Stock Split does not affect the number of authorized shares of Class A common stock. Upon the effectiveness of the Class A Stock Split, the number of shares of Class A common stock outstanding would be approximately:

•	4,911,630 shares in the event of a 50-for-1 ratio, meaning that 98.3% of our authorized Class A Common Stock would remain authorized but unissued;
•	9,823,261 shares in the event of a 25-for-1 ratio, meaning that 96.6% of our authorized Class A Common Stock would remain authorized but unissued; and
•	122,790,756 shares in the event of a 2-for-1 ratio, meaning that 57.0% of our authorized Class A Common Stock would remain authorized but unissued.

The additional shares of Common Stock that would become available for issuance if the Class A Stock Split is implemented could be used by our management for capital raises or to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. The Board has no plans to use any of the additional shares of Common Stock that would become available following the approval of the Class A Stock Split for any purposes related to preventing any such change in control.

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Accounting Matters. The par value per share of the Class A common stock would remain unchanged after the Class A Stock Split. As a result, on the effective date of the Class A Stock Split, the stated capital on the balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the Class A Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the Class A Stock Split.

Other Effects on Outstanding Shares. If the Class A Stock Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Class A Stock Split. Each share of Common Stock issued pursuant to the Class A Stock Split would be fully paid and non-assessable. The Class A Stock Split would result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

United States Federal Income Tax Consequences of the Class A Stock Split.

The following is a summary of certain material U.S. federal income tax consequences of the Class A Stock Split to a stockholder (hereinafter a “U.S. stockholder”) that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). It does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Class A Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, and tax-exempt entities. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities. The discussion below is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares held by the stockholder prior to the Class A Stock Split (“Old Shares”) were, and the shares owned by the stockholders immediately after the Class A Stock Split (“New Shares”) will be, owned as “capital assets,” as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. The discussion below regarding the U.S. federal income tax consequences of the Class A Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder is urged to consult with his or her own tax advisor with respect to the tax consequences of the Class A Stock Split.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange (or deemed exchange) of Old Shares for New Shares pursuant to the Class A Stock Split. The aggregate tax basis (and the holding period) of the New Shares received in the Class A Stock Split should be the same as such stockholder’s aggregate tax basis (and holding period) in the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Holders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

As soon as practicable after the Effective Time, stockholders will be notified that the Class A Stock Split has been effected. Such notification may be in the form of a current report filed with the U.S. Securities and Exchange Commission. As of the Effective Time of the Class A Stock Split, each certificate representing shares of the Class A common stock before the Class A Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of the Class A common stock resulting from the Class A Stock Split, except that holders of un-exchanged shares would not be entitled to receive any dividends or other distributions payable by us after the Effective Time until they surrender their old stock certificates for exchange. All shares, underlying options and other securities (excluding the Class B common stock) would also be automatically adjusted at the Effective Time.

If the Company elects to exchange stock certificates, the Company expects that its transfer agent, Continental Stock Transfer & Trust Company, will act as an exchange agent for the purpose of implementing the exchange of stock certificates. In such event, as soon as practicable after the Effective Time, stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Class A Stock Split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until such stockholder has surrendered the outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Class A Stock Split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the Class A Stock Split, rounded up to the nearest whole share.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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Class B Stock Split and the Exclusion from Parallel Adjustment

The Board seeks your approval for each of the Class B Stock Split and the Exclusion from Parallel Adjustment as part of the Amendment with the intent of (i) compensating the holder of Class B common stock for the earlier forced conversion of the Class B common stock (discussed below in Action 3) and the resulting loss of voting power and (ii) increasing the market value of our listed securities in order to regain compliance with the Minimum Market Value of Listed Securities Rule for continued listing. Accordingly, we believe that effecting the Class B Stock Split would be in our and our stockholders’ best interests.

On June 10, 2022, we received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating we were not in compliance with their continued listing requirement that we maintain a market value for our shares of Class A Common Stock together with our publicly traded warrants in excess of $35 million (the “Market Value Requirement”). To regain compliance, the market value of the Class A Common Stock together with our publicly traded warrants in excess of $35 million for a minimum of 10 consecutive trading days, and we must otherwise satisfy The Nasdaq Capital Market’s requirements for listing. Neither the Class B common stock nor the underlying shares of Class A common stock into which it is convertible is counted towards the calculation of the market value of our listed securities. Accelerating the mandatory conversion of the Class B common stock is a key element of our strategy to regain compliance as we will be able to include the shares of Class A common stock into which the shares of Class B common stock will convert towards the Market Value Requirement, but were not able to obtain the consent of the sole shareholder of the Class B common stock to do so without allowing for the possibility of affecting the Class B Stock Split and the Class A Stock Split at different ratios (if the Class B Stock Split is to occur at all as part of the Amendment).

The Class B common stock currently converts into Class A common stock at a one-to-one ratio, but if the Class B Stock Split and the Class A Stock Split are at different ratios (or if the Class A Stock Split occurs and the Class B Stock Split does not occur), the current conversion ratio could effectively be changed so that the Class B Shareholder could receive more shares of Class A common stock upon conversion than if the ratios used for the Class B Stock Split and the Class A Stock Split were the same. We set out above under “Class A Stock Split – Corporate Matters” the effects of percentage ownership if we use different ratios for the Class B Stock Split and the Class A Stock Split.

If the Class B Stock Split does not occur, the number of Class B shares outstanding before the Amendment would remain the same after the Amendment. If it does occur, it would have the following effects on the number of shares of Class B Common Stock outstanding as of February 7, 2023:

•

in a 1-for-25 reverse stock split, every 25 Class B Common Stock owned by a stockholder would be exchanged for one share; and the number of shares of our Class B Common Stock issued and outstanding will be reduced from 14,225,898 shares to 569,036 shares; and

•	in a 1-for-50 reverse stock split, every 50 Class B Common Stock owned by a stockholder would be exchanged for one share; and the number of shares of our Class B Common Stock issued and outstanding will be reduced from 14,225,898 shares to 284,518 shares.

This Proposal requires that prior to deciding whether to proceed with the Class B Stock Split and/or setting the ratios for the Class B Stock Split and/or the Class A Stock Split, we must obtain (i) the majority approval of our independent directors and (ii) a fairness opinion stating that the use of such ratios together with the Mandatory Conversion Date Amendment is fair to our shareholders.

The Board, in its sole discretion, may proceed with the Amendment without enacting the Class B Stock Split. In that instance, the Exclusion from Parallel Adjustment would only reference the Class A Stock Split.

The Exclusion from Parallel Adjustment is included in the Amendment to clarify that the Class B Stock Split and the Class A Stock Split may be at different ratios.

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Mandatory Conversion Date Amendment

The Board seeks your approval for the Mandatory Conversion Date Amendment with the intent of increasing the market value of our listed securities in order to regain compliance with the Minimum Market Value of Listed Securities Rule for continued listing.

On August 12, 2021, upon the consummation of a Business Combination pursuant to a certain Merger Agreement and Plan of Reorganization, dated February 8, 2021, as amended on April 8, 2021, Salvatore Palella, our Chairman of the Board and Chief Executive Officer, was issued 14,225,898 Class B Common Stock. Pursuant to Article Fifth, Section 2(f)(iv)(c) to the Amended And Restated Certificate Of Incorporation dated August 12, 2021, each share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock on the two (2) year anniversary of the filing of the Certificate of Amendment to the Certificate of Incorporation, which is August 12, 2023. Under the Amendment, the Mandatory Conversion Date will be immediately after the Class A Stock Split and, if applicable, the simultaneous Class B Stock Split.

By moving the Mandatory Conversion Date forward by between approximately six and four months, the current Class B shareholder will lose his super-voting position of ten votes per share of Class B common stock earlier than would occur without the Amendment. In exchange for this accelerated loss of control, this Proposal would also allow (as stated above) for the ratios of the Class A Stock Split and the Class B Stock Split to be different or for there to be no Class B Stock Split, which in turn means that the Class A shares underlying the shares of Class B common stock could be larger as a portion of all outstanding shares before the Amendment than after it. The earlier that conversion of the shares of Class B common stock into Class A Common Stock occurs, the earlier the shares of Class A common stock into which the shares of Class B common stock are converted will be able to count towards our Market Value Requirement. Additionally, because the conversion of the Class B common stock in into shares of Class A common stock would occur immediately after the Class A Stock Split, and if applicable, the Class B Stock Split, there will be no opportunity for the holder of Class B common stock to vote using the stock’s super-voting position between the stock split or splits and the conversion.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the Amendment.

Vote Required for Approval

The approval of the Amendment Proposal requires the majority of the total votes cast at the Special Meeting. Abstentions and broker non-votes have the same effect as a vote “AGAINST” the Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT PROPOSAL.

Proposal No. 2 Authorization of the Nasdaq Requirements

The Board of Directors is asking stockholders to approve the Class A Stock Split and, if applicable, the Class B Stock Split, pursuant to Nasdaq Rule 5635(c) and 5635(d).

Nasdaq Rule 5635(c) requires shareholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions. Additionally, Nasdaq Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance, or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance.

In the event that Nasdaq considers the Class A Stock Split in conjunction with no Class B Stock Split or a Class B Stock Split with a different ratio from the Class A Stock Split to require shareholder approval under Nasdaq Rule 5635(c) and/or Nasdaq Rule 5635(d) because it may exceed the threshold and pricing at which shareholder approval is required and/or because it is deemed equity compensation, the shareholder consent being sought hereby is meant to satisfy such obligations under Nasdaq Rule 5635(c) and Nasdaq Rule 5635(d).

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the Amendment.

Vote Required for Approval

The approval of the Authorization for the Nasdaq Requirements requires the majority of the total votes cast at the Special Meeting.

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Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AMENDMENT PROPOSAL.

Proposal No. 3 Authorization of the Series A Conversion

The Board seeks your approval for the Series A Conversion Proposal to avoid having to pay dividends on its shares of Series A Preferred Stock.

Description of Series A Preferred Stock

On November 18, 2022, we acquired all of the issued and outstanding shares of capital stock of Wheels Labs, Inc. (“Wheels”), and Wheels became our wholly-owned subsidiary when another wholly-owned subsidiary (“Merger Sub”) merged with and into Wheels (the “Merger”). In connection with the Merger, we entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”) with Wheels and Merger Sub and an Escrow Agreement (the “Escrow Agreement”) with Wheels, Merger Sub, an escrow agent and an authorized representative of certain security holders of Wheels (the “Authorized Representative”).

We entered into the Amended Merger Agreement on November 18, 2022, and the Merger was completed immediately thereafter. Pursuant to the Amended Merger Agreement, in exchange for all of the outstanding share capital of Wheels, Merger Sub merged with and into Wheels and became our wholly-owned subsidiary.

In exchange for all of the outstanding share capital of Wheels, we issued to security holders of Wheels approximately 6,751,811 Series A convertible preferred stock. The Series A convertible preferred stock will automatically convert into shares of our Class A common stock upon the approval of the majority of the holders of our common stock to allow for such issuance under Nasdaq Rule 5635. The Series A Convertible Preferred Stock will convert on a 1-for-0.8 basis.

The Series A convertible preferred stock has no voting rights other than as to those matters that affect the Series A convertible preferred stock as a class. If the Series A convertible preferred stock is still outstanding on March 31, 2023, we are to start paying an annual dividend of 7.5% on such stock. The Board wants to avoid paying the annual dividend on the Series A convertible preferred shares and, as a result, is seeking your approval for this Proposal.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Series A Conversion.

Vote Required for Approval

The approval of the Series A Conversion Proposal requires the affirmative vote of the majority of the total votes cast at the Special Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE SERIES A CONVERSION PROPOSAL.

Proposal No. 4 Authorization of the Current Liabilities Conversions

The Board seeks your approval for the Current Liabilities Conversions Proposal with the intent of increasing the market value of our listed securities in order to regain compliance with the Market Value Requirement and of freeing up capital to use for future operations.

Description of Current Liabilities Conversion

As of September 30, 2022, we had current liabilities of approximately $14,550,000. We would like to be in a position to retire or settle such current liabilities for shares of Class A common stock. Nasdaq Rule 5635(d) which, among other matters, restricts an issuer’s ability to issue listed securities (such as our Class A common stock) below market value in amounts that exceed 20% of the issuer’s outstanding amount of such listed securities on the first date of a series or related issuances unless shareholder approval has been obtained for such issuances. To avoid any concerns relating to Nasdaq Rule 5635(d) upon the conversion of our outstanding current liabilities, we seek the approval of our stockholders for the issuance of shares in excess of such 20% threshold upon the conversion of up to $5,000,000 of our current liabilities at a conversion price not to be less than the greater of (i) $0.08 per share (as adjusted for the Class A Stock Split so that in the event of 2-for-1 ratio, such amount would become $0.16, in the event of 25-for-1 ratio, such amount would become $2.00 and event of 50-for-1 ratio, such amount would become $4.00) or (ii) 30% of the applicable Minimum Price (as defined in Nasdaq Rule 5635). "Minimum Price" means a price that is the lower of: (i) the Nasdaq official closing price for the Class A common stock (as reported by Nasdaq) immediately preceding the applicable date; or (ii) the average Nasdaq official closing price for the Class A common stock (as reported by Nasdaq) for the five trading days immediately preceding the applicable date. We have not currently negotiated any such conversions and do not know if we will ever make such conversions or at which conversion price.

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Shares of Class A common stock issued as a result of the Current Liabilities Conversions will count towards the Market Value Requirement. Additionally, any current liabilities that we settle through the issuance of shares of Class A common stock instead of cash, means that we can use that cash for future operations. For those reasons, our Board recommends that you approve the Current Liabilities Proposal.

In the event that Nasdaq considers the Current Liabilities Conversions to require shareholder approval under Nasdaq Rule 5635 because they may exceed the threshold and pricing at which shareholder approval is required or because it is deemed equity compensation, the shareholder consent being sought hereby is meant to satisfy such obligation under Nasdaq Rule 5635.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Current Liabilities Conversions.

Vote Required for Approval

The approval of the Current Liabilities Conversions Proposal requires the affirmative vote of a majority of the total votes cast at the Special Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CURRENT LIABILITIES CONVERSIONS PROPOSAL.

Proposal No. 5 Authorization of the 2023 Omnibus Incentive Plan

The Board seeks your approval for the 2023 Plan Proposal as it believes that our ability to offer our key employees, non-employee directors and certain consultants and advisers long-term, equity-based compensation will help enable us to attract, motivate and retain experienced and highly qualified employees, directors and other service providers who will contribute to our financial success. It is the judgment of the Board that the adoption of the 2023 Plan is in our and our stockholders best interests.

Summary Description of the 2023 Plan

The 2023 Plan is an omnibus incentive plan under which we can grant stock options (“Options”), stock appreciation rights (“SARs”), shares of restricted stock (“Restricted Stock”), restricted stock units (“RSUs”), cash incentives, performance shares and performance units (“Performance Shares” and “Performance Units”). Under the 2023 Plan, we can grant an aggregate amount of such awards not to exceed 60,000,000 shares of Class A common stock (including shares underlying any such awards), which is approximately 24.4% of our outstanding common stock as of February 7, 2023. The following is a brief description of the 2023 Plan. The full text of the 2023 Plan is attached as Exhibit B to this Information Statement, and the following description is qualified in its entirety by reference to that Exhibit.

Purpose and Effective Date

The purpose of the 2023 Plan is to provide for the success and enhance our value by linking participants’ personal interests with those of our stockholders, and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom our success depends. The 2023 Plan is flexible in that it provides for the grant of Options, SARs, Restricted Stock, RSUs, Performance Shares and Performance Units, singularly or in combination as determined by the Compensation Committee of the Board of Directors or the full Board of Directors in the event no Compensation Committee is appointed. The 2023 Plan will become effective, on or shortly at least 20 calendar days after the mailing of this Information Statement to our stockholders (the “Effective Date”).

General Terms of the 2023 Plan

The 2023 Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”), unless otherwise provided by the Board of Directors. The Committee selects the Participants, the time or times of receipt of awards, the types of awards to be granted and the applicable terms, conditions, performance targets, restrictions and other provisions of such awards, to cancel or suspend awards, and to accelerate the exercisability or vesting of any award under circumstances designated by it. The Committee may delegate all or any portion of its responsibilities or powers under the 2023 Plan to persons selected by it. If the Committee does not exist or for any other reason determined by the Board of Directors, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board of Directors may take any action under the 2023 Plan that would otherwise be the responsibility of the Committee.

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If an award of common stock is settled in cash, the total number of shares with respect to which such payment is made shall not be considered to have been delivered. However, (i) if shares covered by an award are used to satisfy the applicable tax withholding obligation, the number of shares held back by us to satisfy such withholding obligation shall be considered to have been delivered; (ii) if the exercise price of any option granted under the 2023 Plan is satisfied by tendering our shares to us (including the shares that would otherwise be distributable upon the exercise of the option), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; and (iii) if we repurchase shares with proceeds received from the exercise of an option issued under the 2023 Plan, the total number of shares repurchased shall be deemed delivered.

Notwithstanding the minimum vesting limitations described below with respect to options and full value awards, the Committee may grant options and full value awards that are not subject to such minimum vesting provisions. The shares with respect to which awards may be made under the 2023 Plan shall be:

•	shares currently authorized but unissued;

•	to the extent permitted by applicable law, currently held or acquired by us as treasury shares, including shares purchased in the open market or in private transactions; or

•	shares purchased in the open market by our direct or indirect wholly-owned subsidiary, and we may contribute to the subsidiary an amount sufficient to accomplish the purchase of the shares to be so acquired.

At the discretion of the Committee, an award under the 2023 Plan may be settled in cash, shares, the granting of replacement awards, or a combination thereof; provided, however, that if a cash incentive award is settled in shares, it must satisfy the minimum vesting requirements related to full value awards.

The Committee may use shares available under the 2023 Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of our company or a subsidiary, including the plans and arrangements of our company or a subsidiary assumed in business combinations.

In the event we engage in a corporate transaction (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, share exchange, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee shall adjust outstanding awards to preserve the benefits or potential benefits of the awards. Action by the Committee may include:

•	adjustment of the number and kind of shares which may be delivered under the 2023 Plan;

•	adjustment of the number and kind of shares subject to outstanding awards;

•	adjustment of the exercise price of outstanding options; and

•	any other adjustments that the Committee determines to be equitable, which may include, without limitation:

•	replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction; and

•	cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of our value subject to the option at the time of the transaction over the exercise price.

Except as otherwise provided by the Committee, awards under the 2023 Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

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Eligibility

All employees and directors of, and consultants and other persons providing services to us or any of our subsidiaries (or any parent or other related company, as determined by the Committee) are eligible to become Participants in the 2023 Plan, except that non-employees may not be granted incentive stock options.

Options

The Committee may grant an incentive stock option or non-qualified stock option to purchase shares at an exercise price determined by the Committee. Each option shall be designated as an incentive stock option, a tax-qualified option or non-qualified stock option when granted. An incentive stock option is a stock option intended to satisfy additional requirements required by federal tax rules in the United States as specified in the 2023 Plan (and any incentive stock option granted that does not satisfy such requirements shall be treated as a non-qualified stock option).

Except as provided for under the 2023 Plan (including with respect to Exchanged Options) and as described below, the exercise price for an option shall not be less than the fair market value of a share at the time the option is granted; provided, that the exercise price of an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in our company or a subsidiary shall not be less than 110 percent of the fair market value of a share at the time of grant. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to us as consideration for the grant of a replacement option with a lower exercise price, except as approved by our stockholders or as adjusted for corporate transactions described above.

No option shall be surrendered to us in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such option is greater than the then current fair market value of a share of Common Stock, except as approved by our stockholders. In addition, the Committee may grant options with an exercise price less than the fair market value of the shares at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced. No dividend equivalents may be granted under the 2023 Plan with respect to any option.

The option shall be exercisable in accordance with the terms established by the Committee. In the event of the Participant’s termination occurs for any reason other than death, disability, retirement, or involuntary termination without cause, any unvested options will be forfeited. In the event the Participant’s termination occurs due to death, disability, retirement or involuntary termination without cause, any unvested options shall be exercisable only as determined by the Committee in its sole discretion.

The full purchase price of each share purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Committee, the purchase price of an option shall be payable in cash, by promissory note, or by shares (valued at fair market value as of the day of exercise), including shares of stock otherwise distributable on the exercise of the option, or a combination thereof. If the shares remain publicly traded, the Committee may permit a Participant to pay the exercise price by irrevocably authorizing a third party to sell shares (or a sufficient portion of the shares) acquired upon exercise of the option and remit to us a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on shares acquired pursuant to the exercise of an option as the Committee determines to be desirable. In no event will an option expire more than ten years after the grant date; provided, that an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of our stock or a subsidiary shall not be more than 5 years.

The option will expire on the earliest to occur of (i) the last day of the term of the option as described in the award agreement; (ii) if the Participant’s termination occurs by reason of death, disability, retirement or an involuntary termination without cause, the one-year anniversary of such termination date; or (iii) if the Participant’s termination occurs for any reason other than those listed in clause (ii), the Participant’s termination date.

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Other Awards

Restricted Stock Awards. A restricted stock award is a grant or sale of shares of Common Stock to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant.

Restricted Stock Unit Awards. A restricted stock unit award provides for a grant of shares of Common Stock or a cash payment to be made to the holder upon the satisfaction of predetermined individual service-related vesting requirements, based on the number of units awarded to the holder, the vesting requirements of which shall be determined by the Committee. The Committee shall set forth in the applicable restricted stock unit award agreement. The holder of a restricted stock unit may be entitled to receive a cash payment equal to the fair market value of one (1) share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the restricted stock unit award agreement, if and to the extent the holder satisfies the applicable vesting requirements.

Performance Stock Awards. A performance stock award provides for the distribution of shares of Common Stock (or cash equal to the fair market value of shares of Common Stock) to the holder upon the satisfaction of predetermined individual and/or Company goals or objectives, which performance goals and objectives (and the period of time to which such goals and objectives shall apply) shall be determined by the Committee and shall set forth in the applicable performance stock award agreement. The holder of a performance stock award shall have no rights as a stockholder until such time, if any, as the holder actually receives shares pursuant to the performance stock award.

Performance Unit Awards. A performance unit award provides for a cash payment to be made to the holder upon the satisfaction of predetermined individual and/or Company (or affiliate) performance goals or objectives based on selected performance criteria, based on the number of units awarded to the holder, which performance unit award agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) shall be determined by the Committee and shall set forth in the applicable performance unit award agreement. The holder of a performance unit shall be entitled to receive a cash payment equal to the dollar value assigned to such unit under the applicable performance unit award agreement if the holder and/or the Company satisfies (or partially satisfies, if applicable under the applicable performance unit award agreement) the performance goals and objectives set forth in such performance unit award agreement.

Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) provides the participant to whom it is granted the right to receive, upon its exercise, cash or shares of Common Stock equal to the excess of (A) the fair market value of the number of shares of Common Stock subject to the SAR on the date of exercise, over (B) the product of the number of shares of Common Stock subject to the SAR multiplied by the base value for the SAR, as determined by the Committee or the Board of Directors. The Committee shall set forth in the applicable SAR award agreement the terms and conditions of the SAR, including the base value for the SAR (which shall not be less than the fair market value of a shares of Common Stock on the date of grant), the number of shares of Common Stock subject to the SAR and the period during which the SAR may be exercised and any other special rules and/or requirements which the Committee imposes on the SAR. No SAR shall be exercisable after the expiration of ten (10) years from the date of grant. A tandem SAR is a SAR granted in connection with a related option, the exercise of some or all of which results in termination of the entitlement to purchase some or all of shares of Common Stock under the related option. If the Committee grants a SAR which is intended to be a tandem SAR, the tandem SAR shall be granted at the same time as the related option and additional restrictions apply.

Other Stock-Based Awards. The Committee may grant to participants other stock-based awards under the 2023 Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of common stock. The form of any other stock-based awards will be determined by the Committee and may include a grant or sale of unrestricted Shares of common stock. The number of shares of common stock related to other stock-based awards will be determined by the Committee. Other stock-based awards will be paid in cash, Shares of common stock, or a combination of cash and shares, as determined by the Committee. The terms and conditions, including vesting conditions and any performance goals and/or criteria, of any other stock-based award will be established by the Committee when the award is made and set forth in the applicable award agreement. The Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Dividends or dividend equivalents settled in cash or shares may be granted to a Participant in relation to a full value award with payments made either currently or credited to an account. No dividend or dividend equivalents granted in relation to a full value award that is subject to vesting shall be settled prior to the date such full value award (or applicable portion thereof) becomes vested and is settled.

Change in Control

A Change in Control shall have such effect on an award as is provided in the applicable award agreement, or, to the extent not prohibited by the 2023 Plan or the applicable award agreement, as provided by the Committee. In the event of a Change in Control, the Committee may cancel any outstanding awards in return for cash payment of the current value of the award, determined with the award fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the shares subject to the option at the time of the transaction over the exercise price (and the option will be cancelled with no payment if the value of the shares at the time of the transaction are equal to or less than the exercise price).

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For the purposes of the 2023 Plan, a “change in control” is generally deemed to occur when:

• any person becomes the beneficial owner of 50 percent or more of our voting stock;

• the consummation of a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction involving our company where, immediately after the transaction, our stockholders immediately prior to the combination hold, directly or indirectly, 50 percent or less of the voting stock of the combined company;

• the consummation of any plan of liquidation or dissolution providing for the distribution of all or substantially all of our assets and our subsidiaries or the consummation of a sale of substantially all of our assets and our subsidiaries; or

• at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors, who we refer to as Incumbent Directors, cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least two-thirds of the Incumbent Directors.

Amendment and Termination

The Board of Directors may amend or terminate the 2023 Plan at any time, and the Board of Directors or the Committee may amend any award granted under the 2023 Plan, but no amendment or termination may adversely affect the rights of any Participant without the Participant’s written consent. The Board of Directors may not amend the provision of the 2023 Plan related to re-pricing without approval of stockholders or make any material amendments to the 2023 Plan without stockholder approval. The 2023 Plan will remain in effect as long as any awards under the 2023 Plan remain outstanding, but no new awards may be granted after the tenth anniversary of the date on which the stockholders approve the 2023 Plan.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Incentive Plan applicable to U.S. participants. This summary deals with the general federal income tax principles that apply (based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation) and is provided only for general information. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options. If a participant is granted a non-qualified stock option under the 2023 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the participant exercises such option. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction, subject to applicable limitations, at the same time and for the same amount as the participant recognizes as ordinary income. Any subsequent gain or loss generally will be taxable as long-term or short-term capital gain or loss for which we generally should not be entitled to a deduction.

Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any corresponding deduction. If the holding period requirements are not met, the ISO will be treated as a nonqualified stock option, and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. In addition, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which a participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were actually nonqualified stock options. We are not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

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Special Rule if Exercise Price is Paid for in Shares. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our common stock and the business combination is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The number of shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired upon exercise of the incentive stock option, over the aggregate exercise price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the requisite holding period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Stock Appreciation Rights. Generally, a participant will recognize ordinary income upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to applicable limitations, we or our subsidiaries or affiliates generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock. A participant should not have taxable income on the grant of unvested restricted stock, nor will we or our subsidiaries or affiliates then be entitled to any deduction, unless the participant makes a valid election under Section 83(b) of the Code (discussed below). However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income, and we or our subsidiaries or affiliates generally will be entitled to a corresponding deduction, subject to applicable limitations, in an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse and the purchase price, if any, paid for the restricted stock. If the participant makes a valid election under Section 83(b) of the Code with respect to restricted stock, the participant generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares on that date and the purchase price, if any, paid for the restricted stock, and we or our subsidiaries or affiliates generally will be entitled to a deduction for the same amount, subject to applicable limitations.

Restricted Stock Units. A participant generally will not recognize taxable income at the time of the grant of restricted stock units, and neither we nor our subsidiaries or affiliates will be entitled to a deduction at that time. When a restricted stock unit is paid, whether in cash or common stock, the participant will have ordinary income equal to the fair market value of the shares delivered or the cash paid, and we or our subsidiaries or affiliates generally will be entitled to a corresponding deduction, subject to applicable limitations.

Other Stock-Based Award. Generally, the granting of other stock-based awards should not result in the recognition of taxable income by the recipient or a tax deduction by us, our subsidiaries, or affiliates. The payment or settlement of other stock-based awards generally should result in immediate recognition of taxable ordinary income by the recipient, equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of any common stock received, and a corresponding tax deduction by us, subject to applicable limitations. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and to us generally will be similar to the tax consequences of restricted stock awards, as described above. If any other stock-based award consists of unrestricted shares, the recipient of those shares generally will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and we generally will be entitled to a corresponding tax deduction, subject to applicable limitations.

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Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the 2023 Plan, as applicable, is subject to withholding of federal, state, and local income taxes and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries or affiliates) will have the right to require, as a condition to delivery of any certificate for shares of our common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding amount. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31 of the following year. Deferred compensation that is subject to Section 409A of the Code (discussed below) will also be subject to certain federal income tax withholding and reporting requirements.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2023 Plan are accelerated as a result of a Change in Control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a compensation deduction.

Section 409A of the Code. Certain types of awards under the 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the 2023 Plan and awards granted under the Incentive Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Treasury Regulations and other authoritative guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the Committee, the Incentive Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Tax Advice

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2023 Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the 2023 Plan. In addition, a number of Participants reside outside the U.S. and are subject to taxation in other countries. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.

Executive Compensation

We are an emerging growth company, as defined in the JOBS Act. As an emerging growth company, we will be exempt from certain requirements related to executive compensation, including, but not limited to, the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

This section provides an overview of Helbiz’s executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.

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For the year ended December 31, 2022, Helbiz’s named executive officers (“Named Executive Officers” or “NEOs”) were:

•	Salvatore Palella, Chief Executive Officer;

•	Giulio Profumo, Chief Financial Officer;

•	Jonathan Hannestad, Chief Operating Officer;

The objective of Helbiz’s compensation program is to provide a total compensation package to each NEO that will enable Helbiz to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance.

Compensation of Directors and Executive Officers

The following table presents information regarding the total compensation (excluding equity based compensation reported) awarded to, earned by, and paid to the named executive officers of Helbiz for services rendered to Helbiz in all capacities for the years indicated.

Name and Principal Position	Year	Gross Salary ($)	Bonus ($)	All other Compensation ($)		Total ($)
Salvatore Palella,	2022	$919,516	$745,572	$350,340	(1)	$2,015,428	(5)
Chief Executive Officer	2021	917,443	1,742,218	$298,181	(1)	$2,957,841	(2)

Giulio Profumo,	2022	318,105	60,000	84,554		462,659	(4)
Chief Financial Officer	2021	200,554	59,600	67,863	(1)	328,017

Jonathan Hannestad	2022	223,236	—	33,485	(3)	256,721
Chief Operating Officer	2021	281,828	29,998	—	(3)	311,826

(1)This amount relates to health insurance and housing expenses provided under their employment agreements.

(2)Excludes any foregone interest on amounts that we had lent our Chief Executive Officer.

(3)Mr. Hannestad’s annual salary has been paid in Euro. The table shows the amount translated in Dollar using the average exchange rate for the year 2021: 1.1827 Euro/Dollar and for the year 2022: 1.0530 Euro/Dollar.

(4)A portion of Mr. Profumo’s annual salary has been paid in Class A shares. He converted $11,175 of Net Salary into 51,498 Class A Common Shares. Additionally, the annual bonus of $60,000 has not been paid, yet.

(5)A portion of Mr. Palella’s annual compensation has been paid in Class A shares. He converted $373,682 of Net Salary into 2,219,810 Class A Common Shares.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has been at any time one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or compensation committee (or other Board of Directors committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers serving as a member of the Board or compensation committee.

Employment Arrangements with NEOs:

Salvatore Palella

On April 1, 2020, we entered into an employment agreement with Salvatore Palella with a term expiring on April 1, 2025.

The agreement is subject to automatic renewal for a five-year term unless either party provides written notice not to renew no later than 180 days prior to the end of the then current or renewal term.

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Pursuant to the terms and provisions of the agreement: (a) Mr. Palella is appointed as our Chief Executive Officer and will undertake and perform the duties and responsibilities normally and reasonably associated with such office; (b) we shall pay to Mr. Palella an annual salary of $900,000; (c) we shall pay Mr. Palella the following bonuses: (i) $500,000 when the Company becomes publicly traded, (ii) $35,000 for each city in which the Company launches mobility operations in, (iii) $50,000 for each city in which the Company launches food delivery services, and (iv) $250,000 when the Company starts a fintech business line per region; (d) we shall pay the housing costs up to $25,000 per month; (e) we shall provide Mr. Palella with health insurance coverage with a national health insurance company; (f) Mr. Palella shall have five days of sick leave per calendar year; and (g) Mr. Palella shall have 20 paid vacation days per calendar year. Additionally, we paid to Mr. Palella an extra annual bonus of $285,000 for the Company’s annual performance.

On April 1, 2020, we entered into two non-qualified stock-option agreements with Mr. Palella.

-	Under the 2020 Plan, Mr. Palella was awarded 1,484,721 stock options (considering the conversion ratio of 4.63 applied in the reverse merger), of which 742,435 vested on April 1, 2021, and 20,619 will vest every month after the twelve-month anniversary for 36 months.

-	Under the CEO Performance Award, Mr. Palella was awarded 600,000 options to purchase our Class A common stock. We consider the grant date of the Award, August 12, 2021. The Award vests upon the satisfaction of the market conditions. In detail, the market conditions will be satisfied in 20 different tranches, with each related to a certain Market capitalization Milestone. The lowest tranche is $500 million the highest is $100 billion; each of the twenty tranches has 30,000 options to buy 30,000 Class A common shares. As of August 30, 2022, none of the tranches have been vested.

Giulio Profumo

On March 2, 2020, we entered into an employment agreement with Giulio Profumo with a term expiring on March 2, 2023.

The agreement is subject to automatic renewal for a three-year term unless either party provides written notice not to renew no later than 180 days prior to the end of the current or renewal term. Pursuant to the terms and provisions of the agreement, (a) Mr. Profumo is appointed as our Chief Financial Officer and will undertake and perform the duties and responsibilities normally and reasonably associated with such office; (b) we shall pay to Mr. Profumo an annual salary of $100,000, which amount shall increase to $298,000 once the Company becomes a public company; (c) at the Company’s discretion, we may award an annual bonus of up to 25% of the annual base compensation based on Mr. Profumo’s performance and other factors; (d) we shall pay a housing allowance of up to $6,000 per month; (e) we shall provide Mr. Profumo with health insurance coverage with a national health insurance company; (e) Mr. Profumo shall have five days of sick leave per calendar year; and (f) Mr. Profumo shall have 20 paid vacation days per calendar year.

On April 1, 2020, we entered into a non-qualified stock-option agreement with Mr. Profumo awarding him 693,327 stock options (considering the conversion ratio of 4.63 applied in the reverse merger), of which 346,793 vested on April 1, 2021, and 9,626 will vest every month after the twelve-month anniversary for 36 months.

Jonathan Hannestad

On March 1, 2021, we entered into a new employment agreement with Jonathan Hannestad, as amended on July 1, 2021, for taking into consideration his transfer in Italy under Helbiz Italia S.r.l.

Pursuant to the terms and provisions of the agreement: (a) Mr. Hannestad is appointed as our Chief Operating Officer and will undertake and perform the duties and responsibilities normally and reasonably associated with such office; (b) we shall pay to Mr. Hannestad an annual salary of 220,000 Euro (approximately $250,000); (c) we shall provide Mr. Hannestad with health insurance coverage; Mr. Hannestad shall have five days of sick leave per calendar year; and (f) Mr. Hannestad shall have 15 paid vacation days per calendar year.

The employment is at will. We may terminate the employment of Mr. Hannestad under the agreement at any time and for any reason not prohibited by law, with or without cause, without notice.

On April 1, 2020, we entered into a non-qualified stock-option agreement with Mr. Hannestad awarding 768,963 stock options (considering the conversion ratio of 4.63 applied in the reverse merger), of which 384,556 vested on April 1, 2021, and 10,678 will vest every month after the twelve-month anniversary for 36 months.

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Outstanding Equity Awards at 2022 Fiscal Year-End for Executive Officers of Helbiz

The following table sets forth information as of December 31, 2022 relating to outstanding equity awards for each of our executive officers and our director:

Outstanding Equity Awards at Year End Table
Name	Number of Securities Underlying Unexercised Options (exercisable)	Number of Securities Underlying Unexercised Options (unexercisable)	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Salvatore Palella – 2020 Plan	1,175,435	0	309,286	$2.16	4/1/2030
Salvatore Palella – 2020 CEO Performance Award	600,000	0	600,000	$8.14	4/1/2030
Giulio Profumo – 2020 Plan	548,938	0	144,389	$2.16	4/1/2030
Jonathan Hannestad – 2020 Plan	608,793	0	160,170	$2.16	4/1/2030

Director Compensation

Following completion of the Business Combination, the Compensation Committee determined the type and level of compensation, for those persons serving as members of the Board of Directors. The annual compensation for each independent Directors comprised of a cash retainer of $85,000 and an award of options to purchase 75,000 shares of Class A Common Stock under the 2021 Omnibus Plan, vesting quarterly in equal amounts and exercisable at $10.00. Helbiz reimburses its non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the 2023 Plan.

 Vote Required for Approval

The approval of the 2023 Plan Proposal requires the affirmative vote of the majority of the total votes cast at the Special Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE 2023 PLAN PROPOSAL.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our common stock (which interest does not differ from that of the other holders of such our common stock). We note that our Chief, Executive Officer, is the sole holder of the Class B common stock. Although all the Class A common stock will be treated the same in the Class A Stock Split and all the Class B common stock will be treated the same in the Class B Stock Split, if the ratio in the Class A Stock Split is different from the ratio in the Class B Stock Split, the sole shareholder of the shares of Class B Common Stock, our Chief Executive Officer, interest in the Amendment may differ from the interest of the holders of shares of Class A common stock. If the ratio used for the Class B Stock Split differs from the ratio used for the Class A Stock Split, (i) such ratios must have been approved by our independent directors and (ii) we must have received an opinion as to the fairness of using different ratios.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of the Record Date by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

25

The number of shares of our common stock, including Class A common stock and Class B common stock, on February 7, 2023 was 260,807,410. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days, including options and warrants that are currently exercisable or exercisable within 60 days.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Equity Position of Outstanding Shares	Approximate Percentage of Voting Position of Outstanding Shares(2)
Directors and Executive Officers
Salvatore Palella	28,289,745	11.5%	39.6%
Jonathan Hannestad	630,149	*	*
Giulio Profumo	619,688	*	*
Nemanja Stancic	568,190	*	*
Matteo Mammi	131,250	*	*
Lee Stern	105,000	*	*
Guy Adami	75,000	*	*
Massimo Ponzellini	—	*	*
All directors and executive officers as a group (8 individuals)	30,419,022	12.2%	39.7%

(1)	Unless otherwise indicated, the business address of each of the individuals is the address of Helbiz, Inc., 32 Old Slip, New York, New York 10005.

(2)	Holders of shares of Class A Common Stock are entitled to cast one vote per share and holders of shares of Class B Common Stock will be entitled to cast the lesser of (a) ten votes per share of Class B common stock or (b) such number of votes per share as shall equal the ratio necessary so that the votes of all outstanding shares of Class B Common Stock shall equal sixty percent (60%) of all shares of Class A Common Stock and shares of Class B Common Stock entitled to vote as of the applicable record date on each matter properly submitted to stockholders entitled to vote. The only person who holds Class B Common Stock is Salvatore Palella.

*Denotes less than one (1%) percent.

ADDITIONAL INFORMATION

Householding of Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement may have been sent to multiple stockholders in each household unless otherwise instructed by such stockholders. We will promptly deliver a separate copy of the Information Statement to any stockholder upon written or oral request to us, at Helbiz, Inc., 32 Old Slip, New York, NY 10005, telephone (917) 535-2610. Any stockholder wishing to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

Costs

We will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries who are record holders of our Common Stock for the forwarding of this Information Statement to the beneficial owners of our Common Stock. We will reimburse these brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

By order of our Board of Directors

/s/ Salvatore Palella
Salvatore Palella
Chief Executive Officer

February 9, 2023

26

21733 Helbiz Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HELBIZ, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 19, 2023 .

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

The undersigned hereby instructs said proxies or their substitutes:

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, and any adjournment or adjournments thereof.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 19, 2023.

CONTROL NUMBER

☐

Signature____________________ Signature, if held jointly____________________ Date__________, 2023

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

21733 Helbiz Proxy Card Back

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 20, 2023:

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/helbiz/2023

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

SPECIAL MEETING PROXY CARD
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HELBIZ, INC.

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 20, 2023 11:00AM EASTERN TIME

The undersigned stockholder of Helbiz Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated February 9, 2023, and hereby constitute and appoint each of Salvatore Palella and Giulio Profumo, with the full power of substitution and power to act alone, the proxy of the undersigned to vote with the same force and effect as the undersigned all shares of the Company's common stock which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on February 20, 2023 at 11:00 AM Eastern Time, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

I (we) acknowledge receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated February 9, 2023, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

(Continued and to be marked, dated and signed, on reverse side)

Exhibit A

AMENDMENT TO THE AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION OF
HELBIZ, INC.

Pursuant to Section 242 of the
Delaware General Corporation Law

, 2023

The undersigned, being a duly authorized officer of Helbiz Inc. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.The name of the Corporation is “HELBIZ, INC.”

2.The Corporation’s original certificate of incorporation (as amended, the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on September 11, 2019 (the “Original Certificate”). An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 29, 2019. An amendment to the amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on August 12, 2021.

3.This Amendment to the Certificate of Incorporation (this “Amendment”) amends the Certificate of Incorporation.

4.This Amendment was duly adopted by a written consent of the holder of a majority of the voting power of the Corporation in accordance with the provisions of Sections 228 of the General Corporation Law of the State of Delaware and the Certificate of Incorporation.

5. This Amendment was duly authorized by the Board of Directors of the Corporation.

6.This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

7.The text of Article FIFTH of the Corporation’s current Amended and Restated Certificate is hereby amended and restated to read in full as follows:

FIFTH: Authorized Capital Stock.

Section 1. Authorized Shares. The total number of shares of all classes of stock which the Corporation shall have authority to issue is FOUR HUNDRED MILLION (400,000,000) shares, consisting of (A) THREE HUNDRED MILLION (300,000,000) shares of Common Stock, $0.00001 par value, consisting of (a) 14,225,898 shares of Class B Common Stock, $0.00001 par value per share (the “Class B Common Stock”), and (b) 285,774,102 shares of Class A Common Stock, $0.00001 par value per share (the “Class A Common Stock”); and (B) ONE HUNDRED MILLION (100,000,000) shares of Preferred Stock, $0.00001 par value per share (hereinafter, the “Preferred Stock”). The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof.

Section 2. Common Stock. A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a)  Voting Rights.

(i) Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii) Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii) Each holder of shares of Class B Common Stock shall be entitled to the lesser of: (a) ten (10) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote, or for the consent of, the stockholders of the Corporation and (b) such number of votes per share as shall equal the ratio necessary so that the votes of all outstanding shares of Class B Common Stock shall equal sixty percent (60%) of all shares of Class A Common Stock and shares of Class B Common Stock entitled to vote as of the applicable date on any matter that is submitted to a vote, or for the consent of, the stockholders of the Corporation. For purposes of clarity, solely for the purpose of determining the number of votes per share of Class B Common Stock pursuant to clause (b) of this Section 2(a)(iii), the number of votes per share of Class B Common Stock on the record date on any matter that is submitted to a vote or written consent of the holders of Common Stock of the Corporation shall equal the quotient derived by the formula (X * 1.5)/Y where:

X = the number of shares of Class A Common Stock outstanding on such record date; and

Y = the number of shares of Class B Common Stock outstanding on such record date.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, and the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

(c) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d) Subdivision or Combinations.

(i) Effective on the date hereof, at 4:01 p.m. ET, (the “Effective Time”), each [----------] ([----------]) shares of Class A Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof or the Corporation, be combined and converted into one (1) share of validly issued, fully paid and non-assessable Class A Common Stock (the “Class A Reverse Stock Split”). No fractional shares of Class A Common Stock shall be issued in connection with the Class A Reverse Stock Split. Rather, fractional shares created as a result of the Class A Reverse Stock Split shall be rounded up to the next whole number.

[(ii) Effective at the Effective Time, each [----------] ([----------]) shares of Class B Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof or the Corporation, be combined and converted into one (1) share of validly issued, fully paid and non-assessable Class B Common Stock (the “Class B Reverse Stock Split”). No fractional shares of Class B Common Stock shall be issued in connection with the Class B Reverse Stock Split. Rather, fractional shares created as a result of the Class B Reverse Stock Split shall be rounded up to the next whole number.]

([ii/iii]) Apart from the Class A Reverse Stock Split [and the Class B Reverse Stock Split], if the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e) Equal Status. Except as expressly provided in this Article FIFTH, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock.

(f) Conversion.

(i) As used in this Section 2(f), the following terms shall have the following meanings:

(1) “Founder” shall mean Mr. Salvatore Palella.

(2) “Permitted Entity” shall mean any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii) established by or for the Founder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii) applicable to such entity.

(3) “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(3):

(a) the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders; or

(b) the pledge of shares of Class B Common Stock that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the holder of the Class B Common Stock continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(4) “Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(ii) Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii) Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer from the Founder, or the Founder’s Permitted Entities, to the Founder or another Permitted Entity. For the purposes of this Section 2(f), a Permitted Entity is an entity that is:

(a) a trust for the benefit of the Founder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to Founder and, provided, further, that in the event the Founder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(b) a trust for the benefit of persons other than the Founder so long as the Founder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Founder, and, provided, further, that in the event the Founder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(c) a trust under the terms of which the Founder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code (the “Code”) and/or a reversionary interest so long as the Founder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Founder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(d) an Individual Retirement Account, as defined in Section 408(a) of the Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which the Founder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Code; provided that in each case the Founder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Founder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(e) a corporation in which the Founder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Founder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Founder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Founder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

(f) a partnership in which the Founder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Founder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Founder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Founder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

(g) a limited liability company in which the Founder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Founder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Founder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Founder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

Notwithstanding the foregoing, if the shares of Class B Common Stock held by the Permitted Entity of the Founder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of the Founder, and the Transfer of shares Class B Common Stock by the Founder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Founder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class B Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of the Founder (such time is referred to as the “Voting Shift”). If the Founder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class B Common Stock, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

(iv) Each share of Class B Common Stock held of record by the Founder, or by the Founder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the earlier of:

(a) the death of the Founder;

(b) the date specified by the affirmative vote of the holders of at least 50.1% of the then outstanding shares of Class B Common Stock, voting as a single class; and

(c) immediately after the Class A Reverse Stock Split (the “Mandatory Conversion Date”).

(v) Following any conversion of shares of Class B Common Stock into Class A Common Stock, the reissuance of such shares of Class B Common Stock shall be prohibited, and such shares shall be retired and cancelled in accordance with Section 243 of the DGCL and the filing by the Secretary of State of the State of Delaware required thereby, and upon such retirement and cancellation, all references to Class B Common Stock in this Certificate of Amendment to the Certificate of Incorporation shall be eliminated.

(vi) The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

(vii) In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred, at the time that the Corporation’s transfer agent receives the written notice required, the death of the Founder, or immediately upon the Mandatory Conversion Date, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock into which such shares of Class B Common Stock were convertible. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock. If there is to be a conversion of Class B Common Stock into Class A Common Stock, but there are not enough authorized but unissued shares of Class A Common Stock for such conversion, the Class B Common Stock shall thereafter, for all purpose, be deemed amended such that such shares of Class B Common Stock shall be equivalent in all respects, including voting rights, with shares of Class A Common Stock.

(h) Limitation on Issuance. Other than as may be issued hereunder pursuant to Section 2(b) or Section 2(d), the Corporation may not issue (i) any shares of Class B Common Stock to anyone other than the Founder or a Permitted Entity or (ii) any shares of Class B Common Stock in excess of 14,225,898 shares of Class B Common Stock. For the purposes of clarity, subject to the provisions of Section 2(b) and 2(d), the maximum number of shares of Class B Common Stock that the Corporation may issue to the Founder or a Permitted Entity is 14,757,543 shares of Class B Common Stock. After the Mandatory Conversion Date, the Corporation shall not issue any additional shares of Class B Common Stock.

Section 3. Change in Control Transaction. The Corporation shall not consummate a Change in Control Transaction without first obtaining the affirmative vote, at a duly called annual or special meeting of the stockholders of the Corporation, of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, voting together as a single class, and (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting called to consider the Change in Control Transaction and entitled to vote thereon, voting together as a single class. For the purposes of this section, a “Change in Control Transaction” means the occurrence of any of the following events:

(a) the sale, encumbrance or disposition (other than non-exclusive licenses in the ordinary course of business and the grant of security interests in the ordinary course of business) by the Corporation of all or substantially all of the Corporation’s assets;

(b) the merger or consolidation of the Corporation with or into any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(c) the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than forty percent (40%) of the total voting power of the Corporation before such issuance, to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Securities Exchange Act of 1934 (or any successor provision) such that, following such transaction or related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation, after giving effect to such issuance.

Section 4. Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix for each such series the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by applicable law. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, Helbiz, Inc. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

Helbiz, Inc.
By:
Name:
Title:

Exhibit B

HELBIZ, INC.

2023 OMNIBUS INCENTIVE PLAN

HELBIZ, INC.

2023 OMNIBUS INCENTIVE PLAN

(c)	Share Certificates and Transfer Restrictions	9
(d)	Voting and Dividend Rights	9
(e)	Award Agreements	9
(f)	Time Vesting	9
(g)	Acceleration of Vesting	9

SECTION 8. RESTRICTED STOCK UNITS		10
(a)	Grant	10
(b)	Vesting Criteria and Other Terms	10
(c)	Earning of Restricted Stock Units	10
(d)	Dividend Equivalents	10
(e)	Form and Timing of Payment	10
(f)	Cancellation	10
SECTION 9. STOCK APPRECIATION RIGHTS.		10
(a)	Grant	10
(b)	Exercise and Payment	11
SECTION 10. PERFORMANCE UNITS AND PERFORMANCE SHARES.		11
(a)	Grant of Performance Units/Shares	11
(b)	Value of Performance Units/Shares	11
(c)	Performance Objectives and Other Terms	11
(d)	Measurement of Performance Goals	11
(e)	Earning of Performance Units/Shares	12
(f)	Form and Timing of Payment of Performance Units/Shares	12
(g)	Cancellation of Performance Units/Shares	12
(h)	Non-transferability	12
SECTION 11. OTHER SHARE-BASED AWARDS.		12
(a)	Other Stock-Based Awards	12
(b)	Value of Awards	12
(c)	Payment of Awards	13
(d)	Vesting	13
SECTION 12. TAX WITHHOLDING.		13
(a)	Tax Withholding for Options	13
(b)	Tax Withholding for Restricted Stock and Other Awards	13
SECTION 13. ADJUSTMENT OF SHARES AND REPRESENTATIONS.		13
(a)	General	13
(b)	Mergers and Consolidations	14
(c)	Reservation of Rights	14

SECTION 14. MISCELLANEOUS.		14
(a)	Regulatory Approvals	14
(b)	Strict Construction	14
(c)	Choice of Law	14
(d)	Compliance With Code Section 409A	14
(e)	Date of Grant	15
(f)	Conditions Upon Issuance of Shares.	15
(g)	Stockholder Approval	15
SECTION 15. NO EMPLOYMENT OR SERVICE RETENTION RIGHTS.		15
SECTION 16. DURATION AND AMENDMENTS.		15
(a)	Term of the Plan	15
(b)	Right to Amend or Terminate the Plan	15
(c)	Effect of Amendment or Termination	15
SECTION 17. EXECUTION.		16

HELBIZ, INC.

2023 OMNIBUS INCENTIVE PLAN

SECTION 1. Establishment and Purpose.

(a)Purpose. The purpose of the Plan is to promote the interests of Helbiz, Inc., a Delaware corporation (the “Corporation”), and its stockholders by providing eligible employees, directors and consultants with additional incentives to remain with the Corporation and its affiliated entities and subsidiaries, to increase their efforts to make the Corporation more successful, to reward such persons by providing an opportunity to acquire shares of Common Stock on favorable terms and to attract and retain the best available personnel to participate in the ongoing business operations of the Corporation. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

(b)Adoption and Term. The Plan has been approved by the Board of Directors of the Corporation, and subject to the approval of a majority of the voting power of the stockholders of the Corporation, is effective [      ], 2023. The Plan will remain in effect until terminated or abandoned by action of the Board of Directors except as otherwise provided in Section 15. The Plan replaces and supersedes any prior stock option or stock incentive plan maintained by the Corporation and its affiliated entities and subsidiaries.

SECTION 2. Definitions.

(a)“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(b)“Award” means the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units or Performance Shares made pursuant to the Plan.

(c)“Award Agreement” means an agreement entered into by the Corporation and the Participant setting forth the terms applicable to an Award granted to the Participant under the Plan.

(d)“Board of Directors” means the Board of Directors of the Corporation, as constituted from time to time.

(e)“Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Corporation public disgrace or disrepute, or adversely affects the Corporation’s operations, condition (financial or otherwise), prospects or interests, (ii) gross negligence or willful misconduct with respect to the Corporation, including, without limitation fraud, embezzlement, theft or dishonesty in the course of his or her employment; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (6) below) to the Corporation (other than due to a disability), which failure, refusal or inability is not cured within 10 days after delivery of notice thereof; (v) material breach of any agreement with or duty owed to the Corporation; or (vi) any breach of any obligation or duty to the Corporation (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Corporation have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “Cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

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(f)“Change of Control” means the occurrence of any of the following, in one transaction or a series of related transactions: (i) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becoming a “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the Corporation’s then outstanding capital stock; (ii) a consolidation, share exchange, reorganization or merger of the Corporation resulting in the stockholders of the Corporation immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event or, if the resulting entity is a direct or indirect subsidiary of the entity whose securities are issued in such transaction(s), the voting power of such issuing entity’s securities outstanding immediately following such event; (iii) the sale or other disposition of all or substantially all the assets of the Corporation (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization or any similar purpose); (iv) a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any period of 24 consecutive months by Directors whose appointment or election is not endorsed by a vote of at least two-thirds of the members of the Board prior to the date of the appointment or election; (v) a liquidation or dissolution of the Corporation; or (vi) any similar event deemed by the Committee to constitute a Change in Control for purposes of the Plan. For the avoidance of doubt, a transaction or a series of related transactions will not constitute a Change in Control if such transaction(s) result(s) in the Corporation, any successor to the Corporation, or any successor to the Corporation’s business, being controlled, directly or indirectly, by the same person or persons who controlled the Corporation, directly or indirectly, immediately before such transaction(s).

(g)“Code” means the Internal Revenue Code of 1986, as amended.

(h)“Committee” means the Compensation Committee of the Board of Directors or such other committee or individuals satisfying Applicable Laws appointed by the Board in accordance with Section 3 hereof.

(i)“Common Stock” means the common stock of the Corporation.

(j)“Consultant” means any person other than an Employee, engaged by the Corporation or Subsidiary to render services to such entity.

(k)“Corporation” means Helbiz, Inc., a Delaware corporation and where applicable, its Subsidiaries.

(l)“Date of Grant” means the date on which the Committee grants an Award pursuant to the Plan.

(m)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

(n)“Effective Date” means [      ]. 2023.

(o)“Employee” means any individual who is a common-law employee of the Corporation or a Subsidiary.

(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)“Exchange Program” means a program established by the Committee under which outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include any (i) action described in Section 13 or any action taken in connection with a Change in Control transaction or (ii) transfer or other disposition permitted under Section 13. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Committee in its sole discretion without approval by the Corporation’s shareholders.

(r)“Exercise Price” with respect to an Option, means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option, as determined by the Committee on the Date of Grant. Except with respect to Substitute Awards, in no event shall the Exercise Price of any Common Stock made the subject of an Option, be less than the Fair Market Value on the Date of Grant.

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(s)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, or if the Common Stock is quoted on the Over-the-Counter (OTC) market, be that the OTCQB, OTCBB or Pink Sheets, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal, the OTC, or such other source as the Committee deems reliable;

(iii)For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Corporation’s Common Stock; or

(iv)In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Board of Directors after taking into account such factors as the Board shall deem appropriate

(t)“Incentive Stock Option” or “ISO” means a stock option intended to satisfy the requirements of Section 422(b) of the Code.

(u) “Nonstatutory Option” means a stock option not intended to satisfy the requirements of Section 422(b) of the Code.

(v)“Officer” means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)“Option” means an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase shares of Common Stock.

(x)“Option Stock” means those shares of Common Stock made the subject of an Option granted pursuant to the Plan.

(y)“Optionee” means an individual who is granted an Option.

(z)“Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, Performance Share, Performance Unit, SAR, Restricted Stock, or Restricted Stock Unit, granted in accordance with the terms and conditions set forth under Section 11 (including upon the attainment of any performance goals or otherwise as permitted under the Plan).

(aa)“Outside Director” means a member of the Board of Directors who is not an Employee.

(bb) “Participant” means a person who has an outstanding Award under the Plan. The term Participant also refers to an Optionee.

(cc)“Performance Goal” means a performance goal established by the Committee pursuant to Section 10(c) of the Plan.

(dd)“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Committee may determine pursuant to Section 10.

(ee)“Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Committee may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ff)“Plan” means this Helbiz, Inc. 2023 Omnibus Incentive Plan.

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(gg)“Registration Date” means the effective date of the first registration statement that is filed by the Corporation and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Corporation’s securities.

(hh)“Restricted Stock” means those shares of Common Stock made the subject of an Award granted under the Plan.

(ii)“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Corporation.

(jj)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(kk)“Section 16(b)” means Section 16(b) of the Exchange Act.

(ll)“Service” means service as an Employee, Consultant or Outside Director.

(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(nn)“Stock Appreciation Right” or “SAR” means a right awarded to a Participant pursuant to Section 9 of the Plan, which shall entitle the Participant to receive cash, Common Stock, other property or a combination thereof, as determined by the Committee, in an amount equal to or otherwise based on the excess of (a) the Fair Market Value of a share of Common Stock at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the award is granted..

(oo) “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(pp)“Substitute Award” means an Award granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Corporation or with which the Corporation combines.

SECTION 3. Administration.

(a)Committee of the Board of Directors. The Plan may be administered by the Compensation Committee of the Board of Directors or such other Committee or individuals as appointed by the Board to administer the Plan. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. Members of the Committee shall serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authorities previously delegated to the Committee. If no Committee has been appointed, the entire Board of Directors shall administer the Plan.

To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b)Authority. Subject to the terms and conditions of the Plan, the Committee shall have the sole discretionary authority:

(i)to authorize the granting of Awards under the Plan;

(ii)to select the Employees, Consultants or Outside Directors who are to be granted Awards under the Plan and to determine the conditions subject to such Awards;

(iii)to construe and interpret the Plan;

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(iv)to determine Fair Market Value;

(v)to establish and modify administrative rules for the Plan;

(vi)to impose such conditions and restrictions with respect to the Awards, not inconsistent with the terms of the Plan, as it determines appropriate;

(vii)to execute or cause to be executed Award Agreements; and

(viii)generally, to exercise such power and perform such other acts in connection with the Plan and the Awards, and to make all determinations under the Plan as it may deem necessary or advisable or as required, provided or contemplated hereunder.

Any person delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

(c)Exchange Program. Notwithstanding anything in this Section 3, the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Corporation’s shareholders.

(d)Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Corporation; provided, however, that the Committee may not delegate its authority and powers (a) with respect to an Officer or (b) in any way which would jeopardize the Plan’s qualification under Code Section 162(m), if applicable, or Rule 16b-3.

(e)Indemnification. To the maximum extent permitted by law, the Corporation shall indemnify each member of the Committee, the Board, and any Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Corporation in defending against any such claim. The Corporation shall have the right to select counsel and to control the prosecution or defense of the suit. The Corporation shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Corporation consents in writing to the settlement or compromise.

SECTION 4. Eligibility and Award Limitations.

(a)Award Eligibility. Employees, Consultants and Outside Directors shall be eligible for the grant of Awards under the Plan. Only Employees shall be eligible for the grant of Incentive Stock Options.

(b)Award Limitations. The Corporation may apply limits on the grant of Awards during any fiscal year or any particular type or amount of Award.

SECTION 5. Stock Subject To The Plan.

(a)Shares Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 60,000,000 Shares (the “Initial Share Reserve”). The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in this Section 5(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(b).

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(b)Lapsed Awards. To the extent an Award expires, is surrendered pursuant to an Exchange Program or becomes unexercisable without having been exercised or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Notwithstanding the foregoing (and except with respect to Shares of Restricted Stock that are forfeited rather than vested), Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

SECTION 6. Terms And Conditions Of Stock Options.

(a)Power to Grant Options. Subject to the maximum per person share limitation in Section 4, the Committee may grant to such Employees or persons as the Committee may select, Options entitling the Optionee to purchase shares of Common Stock from the Corporation in such quantity, and on such terms and subject to such conditions not inconsistent with the terms of the Plan, as may be established by the Committee at the time of grant or pursuant to applicable resolution of the Committee, and as set forth in the Participant’s Option Award Agreement. Options granted under the Plan may be Nonstatutory Stock Options or Incentive Stock Options.

(b)Optionee to Have No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to the shares of Common Stock made subject to an Option unless and until such Optionee exercises such Option and is issued the shares purchased thereby. No adjustments shall be made for distributions, dividends, allocations, or other rights with respect to any shares of Common Stock prior to the exercise of such Option.

(c)Award Agreements. The terms of any Option shall be set forth in an Award Agreement in such form as the Committee shall from time to time determine. Each Award Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. In the event that any provision of an Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan constituted on the Date of Grant of such Option shall control. No person shall have any rights under any Option granted under the Plan unless and until the Corporation and the Optionee have executed an Award Agreement setting forth the grant and the terms and conditions of the Option.

(d)Vesting. Unless a different vesting schedule is listed in an individual Award Agreement, the Shares subject to an Option granted under the Plan shall vest and become exercisable in accordance with the following schedule:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

(e)Exercise Price and Procedures.

(1)Exercise Price. The Exercise Price means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option. Notwithstanding the foregoing, except with respect to Substitute Awards, in no event shall the Exercise Price of any Common Stock made the subject of an Option be less than the Fair Market Value of such Common Stock, determined as of the Date of Grant.

(2)Exercise Procedures. Each Option granted under the Plan shall be exercised by providing written notice to the Committee, together with payment of the Exercise Price, which notice and payment must be received by the Committee on or before the earlier of (i) the date such Option expires, and (ii) the last date on which such Option may be exercised as provided in paragraph (f) below.

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(3)Payment of Exercise Price. The Exercise Price times the number of the shares to be purchased upon exercise of an Option granted under the Plan shall be paid in full at the time of exercise. The Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (i) cash; (ii) check; (iii) promissory note, to the extent permitted by Applicable Laws, (iv) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Corporation, as the Committee determines in its sole discretion; (v) consideration received by the Corporation under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Corporation in connection with the Plan; (vi) by net exercise; (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (viii) any combination of the foregoing methods of payment.

(f)Effect of Termination of Service. Subject to paragraph (k) below regarding Special Rules for Incentive Stock Options, the following provisions shall govern the exercise of any Options granted to an Optionee that are vested and outstanding at the time Optionee’s Service ceases:

(1)Termination of Employment for Reasons Other than Death, Disability or a Termination for Cause. Should Optionee’s Service with the Corporation cease for any reason other than death, Disability or a termination for Cause (as determined by the Committee), then each Option shall remain exercisable until the close of business on the earlier of (i) 3 months following the date Optionee’s Service ceased or (ii) the expiration date of the Option.

(2)Termination of Employment Due to Death or Disability. Should Optionee’s Service cease due to death or Disability, then each Option shall remain exercisable until the close of business on the earlier of (i) the 12 month anniversary of the date Optionee’s Service ceased, or (ii) the expiration date of the Option.

(3)Termination for Cause. Should Optionee’s Service be terminated for Cause while his Option remains outstanding, each outstanding Option granted to Optionee (whether vested or unvested) shall terminate immediately and Optionee shall forfeit all rights with respect to such Award.

(g)Limited Transferability of Options. An Option shall be exercisable only by the Optionee during his lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following Optionee’s death.

(h)Acceleration of Exercise Vesting. Notwithstanding anything to the contrary in the Plan, the Committee, in its discretion, may allow the exercise in whole or in part, at any time after the Date of Grant, any Option held by an Optionee, which Option has not previously become exercisable. In the event of a Change of Control of the Corporation, the Committee, in its discretion may provide that Options shall become 100% vested and exercisable on the date of the Change of Control. Options shall also become 100% vested in the event Optionee dies or becomes Disabled while employed.

(i)Modification, Extension, Cancellation and Regrant. Within the limitations of the Plan and after taking into account any possible adverse tax or accounting consequences, the Committee may modify, or extend outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option or cause a violation of Code Section 409A.

(j)Term of Option. No Option shall have a term in excess of ten (10) years measured from the date that the Option is granted.

(k)Special Rules For Incentive Stock Options (“ISOs”). In addition to the provisions of this Section 6, the terms specified below shall be applicable to all Incentive Stock Options granted under the Plan. Except as modified by the provisions of this paragraph (k), all of the provisions of the Plan shall be applicable to Incentive Stock Options. Options that are specifically designated as Nonstatutory Options are not subject to the terms of this paragraph (k).

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(1)Eligibility. Incentive Options may only be granted to Employees.

(2)Dollar Limitation. The aggregate Fair Market Value of the shares of Common stock (determined as of the Date of Grant) for which one or more Incentive Options granted to any Employee pursuant to the Plan may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee’s Options exceed that limit, they will be treated as Nonstatutory Options (but all of the other provisions of the Option shall remain applicable), with the first Options that were awarded to Optionee to be treated as Incentive Stock Options.

(3)Restrictions on Sale of Shares. Shares issued pursuant to the exercise of an Incentive Stock Option may not be sold by the Employee until the expiration of 12 months after exercise and 24 months from the Date of Grant. Shares that do not satisfy these restrictions shall be treated as a grant of Nonstatutory Options.

(4)Special Rules for Incentive Stock Options Granted to 10% Stockholder.

a.Exercise Price. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, the Exercise Price of the Incentive Stock Option must be at least 110% of the Fair Market Value of the Corporation’s Common Stock.

b.Term of Option. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date the Incentive Stock Option is granted.

c.Definition of 10% Stockholder. For purposes of the Plan, an Employee is deemed to be a “10% Stockholder” if he owns more than 10% of the Corporation or any Subsidiary.

(5)Special Rules for Exercise of Incentive Stock Options Following Termination of Employment.

a.Death or Disability. In order to preserve tax treatment as an Incentive Stock Option, Options granted to an Optionee who dies or becomes Disabled while employed must be exercised by the Optionee or his executor or beneficiary no later than (i) 12 months following the date of death or Disability, or (ii) the expiration date of the Incentive Stock Option, if earlier.

b.Termination For Reason Other Than Death or Disability. In order to preserve tax treatment as an Incentive Stock Option, an Optionee must exercise any vested and outstanding Incentive Stock Options no later than: (i) three (3) months following the date the Optionee terminates employment for any reason other than death or Disability; or (ii) the expiration date of the Incentive Stock Option if earlier.

(6)Miscellaneous. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein. To the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Nonstatutory Stock Option for all purposes of this Plan.

(l)Shareholder Rights. Until the Shares covered by an Option are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Corporation will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

SECTION 7. Restricted Stock.

(a)Grant of Restricted Stock. The Committee may cause the Corporation to issue shares of Restricted Stock under the Plan, subject to such restrictions, conditions and other terms as the Committee may determine in addition to those set forth herein.

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(b)Establishment of Performance Criteria and Restrictions. Restricted Stock Awards will be subject to time vesting under paragraph (f) of this Section 7. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than time vesting, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Stock. Corporate or individual performance criteria include, but are not limited to, designated levels or changes in total shareholder return, net income, total asset return, or such other financial measures or performance criteria as the Committee may select. Such restrictions shall be set forth in the Participant’s Restricted Stock Agreement.

(c)Share Certificates and Transfer Restrictions. Restricted Stock awarded to a Participant may be held under the Participant’s name in a book entry account maintained by or on behalf of the Corporation. Upon vesting of the Restricted Stock, the Corporation will establish procedures regarding the delivery of share certificates or the transfer of shares in book entry form. None of the Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the date on which such Restricted Stock vests in accordance with the Plan.

(d)Voting and Dividend Rights. Except as otherwise determined by the Committee either at the time Restricted Stock is awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Stock shall not have the right to vote such shares or the right to receive any dividends with respect to such shares, until such shares are vested. All distributions, if any, received by the Participant with respect to Restricted Stock as a result of any stock split, stock distributions, combination of shares, or other similar transaction shall be subject to the restrictions of the Plan.

(e)Award Agreements. The terms of the Restricted Stock granted under the Plan shall be as set forth in an Award Agreement in such form as the Committee shall from time to time determine. Each Award Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. No Person shall have any rights under the Plan unless and until the Corporation and the Participant have executed an Award Agreement setting forth the grant and the terms and conditions of the Restricted Stock. The terms of the Plan shall govern all Restricted Stock granted under the Plan. In the event that any provision of an Award Agreement shall conflict with any term in the Plan as constituted on the Date of Grant, the term in the Plan shall control.

(f)Time Vesting. Except as otherwise provided in a Participant’s Award Agreement, the Restricted Stock granted under the Plan will vest in accordance with the following schedule:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

In the event a Participant terminates employment prior to 100% vesting, any Shares of Restricted Stock which are not vested shall be forfeited immediately and permanently. However, a Participant shall be 100% vested in his Restricted Stock in the event he terminates employment by reason of death or Disability. A Participant shall also be 100% vested in his Restricted Stock on the date of a Change of Control. If a Participant’s Service is terminated for Cause as determined in the sole discretion of the Committee, his or her Restricted Stock Award (whether vested or unvested) shall be forfeited immediately. The Committee may approve Restricted Stock grants that provide alternate vesting schedules. Fractional shares shall be rounded down.

(g)Acceleration of Vesting. Notwithstanding anything to the contrary in the Plan, the Board of Directors, in its discretion, may accelerate, in whole or in part, the vesting schedule applicable to a grant of Restricted Stock.

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SECTION 8. Restricted Stock Units

(a)Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Committee. After the Committee determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.

(b)Vesting Criteria and Other Terms. The Committee will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Committee may set vesting criteria based upon the achievement of Corporation-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Committee in its discretion. Unless a different vesting schedule is set forth in the Award Agreement, the following time vesting schedule will apply:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

(c)Earning of Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Committee and as set forth in the Award Agreement on the Date of Grant. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout as long as such reduction or waiver does not violate Code Section 409A.

(d)Dividend Equivalents. The Committee may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof.

(e)Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both. Timing and payment of Restricted Stock Units will be subject to and structured to comply with the rules of Code Section 409A and the treasury regulations thereunder.

(f)Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Corporation.

SECTION 9. Stock Appreciation Rights.

(a)Grant. A Participant may be granted one or more Stock Appreciation Rights under the Plan and such SARs shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. A SAR may relate to a particular Stock Option and may be granted simultaneously with or subsequent to the Stock Option to which it relates. Except to the extent otherwise modified in the grant, (i) SARs not related to a Stock Option shall be granted subject to the same terms and conditions applicable to Stock Options as set forth in Section 6, and (ii) all SARs related to Stock Options granted under the Plan shall be granted subject to the same restrictions and conditions and shall have the same vesting, exercisability, forfeiture and termination provisions as the Stock Options to which they relate. SARs may be subject to additional restrictions and conditions. The per-share base price for exercise or settlement of SARs shall be determined by the Committee, but shall be a price that is equal to or greater than the Fair Market Value of such shares. Other than as adjusted pursuant to Section 13, the base price of SARs may not be reduced without shareholder approval (including canceling previously awarded SARs and regranting them with a lower base price).

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(b)Exercise and Payment. To the extent a SAR relates to a Stock Option, the SAR may be exercised only when the related Stock Option could be exercised and only when the Fair Market Value of the shares subject to the Stock Option exceed the exercise price of the Stock Option. When a Participant exercises such SARs, the Stock Options related to such SARs shall automatically be cancelled with respect to an equal number of underlying shares. Unless the Committee decides otherwise (in its sole discretion), SARs shall only be paid in cash or in shares of Common Stock. For purposes of determining the number of shares available under the Plan, each Stock Appreciation Right shall count as one share of Common Stock, without regard to the number of shares, if any, that are issued upon the exercise of the Stock Appreciation Right and upon such payment. Shares issuable in connection with a SAR are subject to the transfer restrictions under the Plan.

SECTION 10. Performance Units and Performance Shares.

(a)Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees, Consultants or Outside Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of the grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a “Performance Period.”

(c)Performance Objectives and Other Terms. The Committee will set Performance Goals or other vesting provisions (including, without limitation, continued status as an Employee, Consultant or Outside Director) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to an Employee, Consultant or Outside Director. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, will determine. The Committee may set performance objectives based upon the achievement of Corporation-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

(d)Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(i)Performance Measures. For each Performance Period, the Committee shall establish and set forth in writing the Performance Measures, if any, and any particulars, components and adjustments relating thereto, applicable to each Participant. The Performance Measures, if any, will be objectively measurable and will be based upon the achievement of a specified percentage or level in one or more objectively defined and non-discretionary factors preestablished by the Committee. Performance Measures may be one or more of the following, as determined by the Committee: (i) sales or non-sales revenue; (ii) return on revenues; (iii) operating income; (iv) income or earnings including operating income; (v) net income; (vi) pre-tax income or after-tax income; (vii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (viii) raising of financing or fundraising; (ix) project financing; (x) revenue backlog; (xi) power purchase agreement backlog; (xii) gross margin; (xiii) operating margin or profit margin; (xiv) capital expenditures, cost targets, reductions and savings and expense management; (xv) return on assets (gross or net), return on investment, return on capital, or return on shareholder equity; (xvi) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xvii) performance warranty and/or guarantee claims; (xviii) stock price or total stockholder return; (xix) earnings or book value per share (basic or diluted); (xx) economic value created; (xxi) pre-tax profit or after-tax profit; (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, objective customer satisfaction or information technology goals; (xxiii) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (xxiv) construction projects consisting of one or more objectives based upon meeting project completion timing milestones, project budget, site acquisition, site development, or site equipment functionality; (xxv) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, headcount, performance management, completion of critical staff training initiatives; (xxvi) objective goals relating to projects, including project completion timing milestones, project budget; (xxvii) key regulatory objectives; and (xxviii) enterprise resource planning.

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(ii)Committee Discretion on Performance Measures. As determined in the discretion of the Committee, the Performance Measures for any Performance Period may (a) differ from Participant to Participant and from Award to Award, (b) be based on the performance of the Corporation as a whole or the performance of a specific Participant or one or more Subsidiaries, divisions, departments, regions, stores, segments, products, functions or business units of the Corporation, (c) be measured on a per share, per capita, per unit, per square foot, per employee, per branch basis, and/or other objective basis (d) be measured on a pre-tax or after-tax basis, and (e) be measured on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index). Without limiting the foregoing, the Committee shall adjust any performance criteria, Performance Measures or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Corporation, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

(e)Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Unit/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, and subject to restrictions under Applicable Laws such as Code Section 409A, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

(f)Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum, within 90 calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate fair market value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in combination thereof. Prior to the beginning of each Performance Period, Participants may, if so permitted by the Corporation, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

(g)Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant’s termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Corporation, the Shares subject thereto shall again be available for grant under the Plan.

(h)Non-transferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

SECTION 11. Other Stock-Based Awards.

(a)Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in amounts and subject to terms and conditions, determined by the Committee (including, if applicable, the attainment of any performance goals, as set forth in the applicable Award Agreement). Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The terms and conditions of the Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all the Awards or all Participants receiving the Awards.

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(b)Value of Awards. Each Other Stock-Based Award shall be expressed in terms of Shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish performance goals and/or criteria in its discretion, and any such performance goals and/or criteria shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals and/or criteria, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals and/or criteria are met.

(c)Payment of Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Common Shares or a combination of cash and Common Shares, as the Committee determines.

(d)Vesting. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s termination of employment or service (including by reason of the Participant’s death, disability (as determined by the Committee), or termination for or without Cause or for or without Good Reason). These provisions shall be determined in the sole discretion of the Committee and these provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for the termination of employment or service.

SECTION 12. Tax Withholding.

(a)Tax Withholding for Options. The Corporation shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment in cash in United States dollars from an Optionee or beneficiary in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable and/or shares of Common Stock issuable under such Optionee’s Option, and the Corporation may defer payment or issuance of the shares of Common Stock upon such Optionee’s exercise of an Option unless indemnified to its satisfaction against any liability for such tax. The amount of any such withholding shall be determined by the Corporation.

(b)Tax Withholding for Restricted Stock and Other Awards. When a Participant incurs tax liability in connection with the vesting, lapse of a restriction or distribution of Restricted Stock or other Award, and the Participant is obligated to pay an amount required to be withheld under applicable tax laws, the Committee shall establish procedures to satisfy the withholding tax obligation. The Participant also has the option to make payment in cash in United States dollars pursuant to procedures established by the Corporation. The amount of any such withholding shall be determined by the Corporation.

SECTION 13. Adjustment of Shares and Representations.

(a)General. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, the Committee shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable pursuant to the Plan, (ii) the number and/or class of securities and the Exercise Price per share in effect for each outstanding Option in order to prevent the dilution or enlargement of benefits, (iii) the number of shares of Restricted Stock granted; or (iv) the number of Performance Shares awarded, if applicable. As a condition to the exercise of an Award, the Corporation may require the person exercising such Option to make such representations and warranties at the time of any such exercise as the Corporation may at that time determine, including without limitation, representations and warranties that (i) the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares in violation of applicable federal or state securities laws, and (ii) such person is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and the risks associated with purchasing the Shares.

The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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(b)Mergers and Consolidations. In the event that the Corporation is a party to a Change of Control, outstanding Awards that are not yet vested shall be subject to the agreement of merger or consolidation or asset sale. Such agreement, without the Participant’s consent, may provide for:

(i)The continuation of such outstanding Awards by the Corporation (if the Corporation is the surviving Corporation);

(ii)The assumption of the Plan and such outstanding Awards by the surviving Corporation;

(iii)The substitution by the surviving Corporation of options with substantially the same terms for such outstanding Awards;

(iv)Such other action as the Board of Directors determines.

Each Option that is assumed or otherwise continued in effect in connection with a Change of Control shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Optionee in connection with the consummation of such Change of Control, had the Option been exercised immediately prior to such Change of Control.

(c)Reservation of Rights. Except as provided in this Section 13, a Participant shall have no Shareholder rights by reason of (i) any subdivision or consolidation of shares of stock of any class, or (ii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 14. Miscellaneous.

(a)Regulatory Approvals. The implementation of the Plan, the granting of any Options, Restricted Stock or Performance Unit/Performance Share Awards under the Plan, and the issuance of any shares of Common Stock upon the exercise of any Option, lapse of restrictions on Restricted Stock, or payout of Performance Share Award shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities, if any, including applicable securities laws having jurisdiction over the Plan, the Options or Restricted Stock granted, and the shares of Common Stock issued pursuant to it.

(b)Strict Construction. No rule of strict construction shall be implied against the Committee, the Corporation or Subsidiary or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

(c)Choice of Law. All determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of Delaware and construed in accordance therewith.

(d)Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Corporation be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of applicable of Code Section 409A.

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(e)Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

(f)Conditions Upon Issuance of Shares.

(i)Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Corporation with respect to such compliance.

(ii)Investment Representations. As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

(g)Stockholder Approval. The Plan will be subject to approval by the stockholders of the Corporation within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

SECTION 15. No Employment or Service Retention Rights.

Nothing in the Plan or in any Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 16. Duration and Amendments.

(a)Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Corporation’s stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Awards that have already occurred for which shareholder approval is a prerequisite for the granting of such Awards, shall be rescinded, and no such additional grants or awards shall be made thereafter under the Plan. The Plan shall terminate automatically ten (10) years after its adoption only with respect to the Corporation’s ability to grant ISOs under the Plan and may be terminated at any date by the Board of Directors pursuant to paragraph (b) below.

(b)Right to Amend or Terminate the Plan. The Committee may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that certain amendments, including amendments that increase the number of Shares of Common Stock available for issuance under the Plan (except as provided in Section 13) or change the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Corporation’s stockholders. The Corporation will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. For purposes of clarity, without stockholder approval (i) no amendment or modification may reduce the Exercise Price of any Option or SAR, (ii) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Stock underlying such Option or SAR is less than its Exercise Price and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares of Common Stock are listed or quoted.

(c)Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Corporation. No Shares of Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any shares of Restricted Stock or Performance Shares previously issued or any Option previously granted under the Plan.

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SECTION 17. Execution.

To record the adoption of the Plan by the Board of Directors, the Corporation has caused its authorized officer to execute the same.

HELBIZ, INC.
By:
Title:	Chief Executive Officer
Date:	, 2023

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